As filed with the Securities and Exchange Commission on April 29, 2016

Securities Act File No. 33-66262

Investment Company Act File No. 811-07896

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 35	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 36	☒

GAMCO GLOBAL SERIES FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Andrea R. Mango, Esq.	Richard T. Prins, Esq.
GAMCO Global Series Funds, Inc.	Skadden, Arps, Slate, Meagher & Flom LLP
One Corporate Center	Four Times Square
Rye, New York 10580-1422	New York, New York 10036

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b); or
☐	on pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GAMCO Global Series Funds, Inc.

The GAMCO Global Telecommunications Fund

The GAMCO Global Growth Fund

The GAMCO Global Opportunity Fund

The Gabelli Global Rising Income and Dividend Fund

(each a “Fund” and collectively, the “Funds”)

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

GAMCO

Global

Series

Funds,

Inc. (the “Corporation”)

Fund	Class	Ticker Symbol
The GAMCO Global	AAA	GABTX
Telecommunications	A	GTCAX
Fund	C	GTCCX
	I	GTTIX

The GAMCO Global	AAA	GICPX
Growth Fund	A	GGGAX
	C	GGGCX
	I	GGGIX

The GAMCO Global	AAA	GABOX
Opportunity Fund	A	GOCAX
	C	GGLCX
	I	GLOIX

The Gabelli Global Rising	AAA	GAGCX
Income and Dividend	A	GAGAX
Fund	C	GACCX
	I	GAGIX

PROSPECTUS

April 29, 2016

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The GAMCO GLOBAL TELECOMMUNICATIONS FUND (the “Global Telecommunications Fund”)

Investment Objectives

The Global Telecommunications Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Telecommunications Fund.

Fees and Expenses of the Global Telecommunications Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Telecommunications Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 32 of the prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.38%	0.38%	0.38%	0.38%

Total Annual Fund Operating Expenses	1.63%	1.63%	2.38%	1.38%

Expense Example

This example is intended to help you compare the cost of investing in the Global Telecommunications Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Telecommunications Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Telecommunications

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Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$166	$514	$887	$1,933
Class A Shares	$731	$1,060	$1,411	$2,397
Class C Shares	$341	$742	$1,270	$2,716
Class I Shares	$140	$437	$755	$1,657

You would pay the following expenses if you did not redeem your shares of the Global Telecommunications Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$166	$514	$887	$1,933
Class A Shares	$731	$1,060	$1,411	$2,397
Class C Shares	$241	$742	$1,270	$2,716
Class I Shares	$140	$437	$755	$1,657

Portfolio Turnover

The Global Telecommunications Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Telecommunications Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Global Telecommunications Fund’s performance. During the most recent fiscal year, the Global Telecommunications Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Global Telecommunications Fund will invest at least 80% of its net assets in common stocks of companies in the telecommunications industry which Gabelli Funds, LLC, the Global Telecommunications Fund’s investment adviser (the “Adviser”), believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Telecommunications Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Global Telecommunications Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof. In selecting investments, the Adviser also considers the market price of the issuer’s securities, its balance sheet characteristics and the perceived strength of its management.

The telecommunications companies in which the Global Telecommunications Fund may invest are engaged in the following products or services: regular telephone service throughout the world; wireless communications services and equipment, including cellular telephone, microwave, and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and

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linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone, and computer systems; broadcasting, including television and radio via VHF, UHF, satellite, and microwave transmission, and cable television.

Principal Risks

You may want to invest in the Global Telecommunications Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

The Global Telecommunications Fund’s share price will fluctuate with changes in the market value of the Global Telecommunications Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Your investment in the Global Telecommunications Fund is not guaranteed; you may lose money by investing in the Global Telecommunications Fund. When you sell Global Telecommunications Fund shares, they may be worth less than what you paid for them.

Investing in the Global Telecommunications Fund involves the following risks:

•	Concentration Risk. The Global Telecommunications Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Global Telecommunications Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer companies particular circumstances.

•

Foreign Securities Risk.     Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Industry Risk.    The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Global Telecommunications Fund holds, then the value of the Global Telecommunications Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Global Telecommunications Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Global Telecommunications Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

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•

Smaller Capitalization Risk.    Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because such companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Global Telecommunications Fund by showing changes in the Global Telecommunications Fund’s performance from year to year and by showing how the Global Telecommunications Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Global Telecommunications Fund’s past performance (before and after taxes) does not predict how the Global Telecommunications Fund will perform in the future. Updated information on the Global Telecommunications Fund’s results can be obtained by visiting www.gabelli.com.

GLOBAL TELECOMMUNICATIONS FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)*

* Previously, the bar chart for Class A shares was shown, as Class AAA shares were offered in a separate prospectus. Class AAA shares are being shown as they are the oldest class.

During the calendar years shown in the bar chart, the highest return for a quarter was 18.09% (quarter ended June 30, 2009), and the lowest return for a quarter was (17.46)% (quarter ended September 30, 2011).

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Average Annual Total Returns (for the years ended December 31, 2015 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Global Telecommunications Fund Class AAA Shares:
Return Before Taxes	(2.48)%	4.39%	4.52%
Return After Taxes on Distributions	(4.08)%	3.84%	4.19%
Return After Taxes on Distributions and Sale of Fund Shares	0.22%	3.68%	3.82%
Class A Shares Return Before Taxes	(8.06)%	3.16%	3.91%
Class C Shares Return Before Taxes	(4.15)%	3.62%	3.74%
Class I Shares Return Before Taxes (first issued on 1/11/08)	(2.22)%	4.66%	4.73%
MSCI AC World Telecommunication Services Index (reflects no deduction for fees, expenses, or taxes)	(2.08)%	5.23%	6.14%
MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	(2.36)%	6.09%	4.75%

The returns shown for Class I shares prior to their first issuance dates are those of Class AAA shares of the Global Telecommunications Fund. All classes of the Global Telecommunications Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares. Actual after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Global Telecommunications Fund since 1993. Sergey Dluzhevskiy, CPA, CFA, has served as associate portfolio manager of the Global Telecommunications Fund since 2006. Evan Miller, CFA, has served as associate portfolio manager of the Global Telecommunications Fund since 2002.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. The minimum initial investment for Class I shares is $500,000. The minimum initial investment for Class I shares is waived for employee benefit plans with assets of at least $50 million. G.distributors, LLC, the Global Telecommunications Fund’s distributor (“G.distributors” or the “Distributor”), reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

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You can purchase or redeem shares of the Global Telecommunications Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Global Telecommunications Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), Internet, bank wire, or through the Automated Clearing House (“ACH”) system. You may also purchase or redeem Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI (800-422-3554).

Shares of the Global Telecommunications Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Global Telecommunications Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Global Telecommunications Fund.

Tax Information

The Global Telecommunications Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Global Telecommunications Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Telecommunications Fund and its related companies may pay the intermediary for the sale of Global Telecommunications Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Telecommunications Fund over another investment. For more information, turn to “Third Party Arrangements” on page 39 of the prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

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The GAMCO GLOBAL GROWTH FUND

(the “Global Growth Fund”)

Investment Objectives

The Global Growth Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Growth Fund.

Fees and Expenses of the Global Growth Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Growth Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 32 of the prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.43%	0.43%	0.43%	0.43%

Total Annual Fund Operating Expenses(1)	1.68%	1.68%	2.43%	1.43%
Fee Waiver and/or Expense Reimbursement(1)	—	—	—	(0.43)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.68%	1.68%	2.43%	1.00%

(1)	The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Class I shares to the extent necessary to maintain the Total Amended Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00%. Under this same arrangement, the Global Growth Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Global Growth Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.00% for Class I shares after giving effect to the repayment. This arrangement is in effect until May 1, 2017, and may be terminated only by the Board of Directors of the Corporation before such time.

Expense Example

This example is intended to help you compare the cost of investing in the Global Growth Fund with the cost of investing in other mutual funds.

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The example assumes that you invest $10,000 in the Global Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$171	$530	$913	$1,987
Class A Shares	$736	$1,074	$1,435	$2,448
Class C Shares	$346	$758	$1,296	$2,766
Class I Shares	$102	$410	$741	$1,676

You would pay the following expenses if you did not redeem your shares of the Global Growth Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$171	$530	$913	$1,987
Class A Shares	$736	$1,074	$1,435	$2,448
Class C Shares	$246	$758	$1,296	$2,766
Class I Shares	$102	$410	$741	$1,676

Portfolio Turnover

The Global Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Growth Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Global Growth Fund’s performance. During the most recent fiscal year, the Global Growth Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Global Growth Fund will invest at least 65% of its total assets in common stocks of companies which the portfolio manager believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Growth Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Global Growth Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof.

To achieve the Global Growth Fund’s primary objective of capital appreciation, the Adviser employs a disciplined investment program focusing on the globalization and interactivity of the world’s market place. The Global Growth Fund invests in companies at the forefront of accelerated growth.

The Global Growth Fund invests primarily in common stocks of foreign and domestic mid-capitalization and large-capitalization issuers. In addition to growth rates, stock valuation levels are important in the stock selection process as the Global Growth Fund seeks stocks that are attractively priced relative to their projected growth rates. The Global Growth Fund seeks to build a portfolio diversified by geographic region, industry sectors and individual issues within industry sectors. The Global Growth Fund invests primarily in developed markets but may invest in emerging markets as well. The Global Growth Fund invests in companies with a wide range in market capitalizations, from small to large.

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Principal Risks

You may want to invest in the Global Growth Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

The Global Growth Fund’s share price will fluctuate with changes in the market value of the Global Growth Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Your investment in the Global Growth Fund is not guaranteed; you may lose money by investing in the Global Growth Fund. When you sell Global Growth Fund shares, they may be worth less than what you paid for them.

Investing in the Global Growth Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Global Growth Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Global Growth Fund holds, then the value of the Global Growth Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Global Growth Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Global Growth Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•

Smaller Capitalization Risk.    Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because such companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Global Growth Fund by showing changes in the Global Growth Fund’s performance from year to year and by showing how the Global Growth Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Global Growth Fund’s past performance (before and after taxes) does not predict how the Global Growth Fund will perform in the future. Updated information on the Global Growth Fund’s results can be obtained by visiting www.gabelli.com.

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GLOBAL GROWTH FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)*

* Previously, the bar chart for Class A shares was shown, as Class AAA shares were offered in a separate prospectus. Class AAA shares are being shown as they are the oldest class.

During the calendar years shown in the bar chart, the highest return for a quarter was 21.13% (quarter ended June 30, 2009), and the lowest return for a quarter was (24.14)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2015 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Global Growth Fund Class AAA Shares:
Return Before Taxes	(1.21)%	8.35%	6.07%
Return After Taxes on Distributions	(2.46)%	7.16%	5.47%
Return After Taxes on Distributions and Sale of Fund Shares	0.38%	6.60%	4.90%
Class A Shares Return Before Taxes	(6.91)%	7.08%	5.45%
Class C Shares Return Before Taxes	(2.92)%	7.54%	5.28%
Class I Shares Return Before Taxes (first issued on 1/11/08)	(0.53)%	8.76%	6.36%
MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	(2.36)%	6.09%	4.75%
Lipper Global Large Cap Growth Fund Classification (reflects no deduction for fees, expenses, or taxes)	2.90%	7.76%	5.85%

The returns shown for Class I shares prior to their first issuance dates are those of Class AAA shares of the Global Growth Fund. All classes of the Global Growth Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from

11

those shown. After-tax returns shown are not relevant to investors who hold their Global Growth Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares. Actual after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Managers. Messrs. Caesar M.P. Bryan, Senior Vice President of GAMCO Investors, Inc., and Howard F. Ward, CFA, Senior Vice President of GAMCO Investors, Inc. and Chief Investment Officer of Growth Products, have served as portfolio managers of the Global Growth Fund since 2000 and 2005, respectively.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. The minimum initial investment for Class I shares is $500,000. The minimum initial investment for Class I shares is waived for employee benefit plans with assets of at least $50 million. G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Global Growth Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Global Growth Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), Internet, bank wire, or through the Automated Clearing House (“ACH”) system. You may also purchase or redeem Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI (800-422-3554).

Shares of the Global Growth Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Global Growth Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Global Growth Fund.

Tax Information

The Global Growth Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Global Growth Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Growth Fund and its related companies may pay the intermediary for the sale of Global Growth Fund shares and related services. These payments may create a conflict of interest by

12

influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Growth Fund over another investment. For more information, turn to “Third Party Arrangements” on page 39 of the prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

13

The GAMCO GLOBAL OPPORTUNITY FUND

(the “Global Opportunity Fund”)

Investment Objectives

The Global Opportunity Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Opportunity Fund.

Fees and Expenses of the Global Opportunity Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Opportunity Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 32 of the prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	1.42%	1.42%	1.42%	1.42%

Total Annual Fund Operating Expenses(1)	2.67%	2.67%	3.42%	2.42%
Fee Waiver and/or Expense Reimbursement(1)	(0.65)%	(0.65)%	(0.65)%	(1.40)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	2.02%	2.02%	2.77%	1.02%

(1)	The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Opportunity Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00%, 2.00%, 2.75%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively. Under this same arrangement, the Global Opportunity Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Global Opportunity Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00% 2.00%, 2.75%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively, after giving effect to the repayments. This arrangement is in effect until May 1, 2017 and may be terminated only by the Board of Directors of the Corporation before such time.

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Expense Example

This example is intended to help you compare the cost of investing in the Global Opportunity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Opportunity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$205	$768	$1,357	$2,955
Class A Shares	$768	$1,299	$1,854	$3,360
Class C Shares	$380	$990	$1,723	$3,660
Class I Shares	$104	$620	$1,164	$2,649

You would pay the following expenses if you did not redeem your shares of the Global Opportunity Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$205	$768	$1,357	$2,955
Class A Shares	$768	$1,299	$1,854	$3,360
Class C Shares	$280	$990	$1,723	$3,660
Class I Shares	$104	$620	$1,164	$2,649

Portfolio Turnover

The Global Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Opportunity Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Opportunity Fund’s performance. During the most recent fiscal year, the Global Opportunity Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Global Opportunity Fund will invest at least 65% of its total assets in common stock of companies which the portfolio manager believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued.

The Global Opportunity Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Global Opportunity Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Global Opportunity Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof.

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Principal Risks

You may want to invest in the Global Opportunity Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

The Global Opportunity Fund’s share price will fluctuate with changes in the market value of the Global Opportunity Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Your investment in the Global Opportunity Fund is not guaranteed; you may lose money by investing in the Global Opportunity Fund. When you sell Global Opportunity Fund shares, they may be worth less than what you paid for them.

Investing in the Global Opportunity Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Global Opportunity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Global Opportunity Fund holds, then the value of the Global Opportunity Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Global Opportunity Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Global Opportunity Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•

Smaller Capitalization Risk.    Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because such companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Global Opportunity Fund by showing changes in the Global Opportunity Fund’s performance from year to year and by showing how the Global Opportunity Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Global Opportunity Fund’s past performance (before and after taxes) does not predict how the Global Opportunity Fund will perform in the future. Updated information on the Global Opportunity Fund’s results can be obtained by visiting www.gabelli.com.

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GLOBAL OPPORTUNITY FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)*

* Previously, the bar chart for Class A shares was shown, as Class AAA shares were offered in a separate prospectus. Class AAA shares are being shown as they are the oldest class.

During the calendar years shown in the bar chart, the highest return for a quarter was 19.86% (quarter ended June 30, 2009), and the lowest return for a quarter was (19.54)% (quarter ended September 30, 2011).

Average Annual Total Returns (for the years ended December 31, 2015 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Global Opportunity Fund Class AAA Shares:
Return Before Taxes	0.19%	4.17%	4.40%
Return After Taxes on Distributions	(0.04)%	4.15%	4.38%
Return After Taxes on Distributions and Sale of Fund Shares	0.44%	3.32%	3.57%
Class A Shares Return Before Taxes	(5.65)%	2.93%	3.78%
Class C Shares Return Before Taxes	(1.60)%	3.37%	3.59%
Class I Shares Return Before Taxes (first issued on 1/11/08)	1.20%	4.64%	4.72%
MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	(2.36)%	6.09%	4.75%
Lipper Global Multi-Cap Growth Fund Classification (reflects no deduction for fees, expenses, or taxes)	0.59%	6.61%	4.51%

The returns shown for Class I shares prior to their first issuance dates are those of Class AAA shares of the Global Opportunity Fund. All classes of the Global Opportunity Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from

17

those shown. After-tax returns shown are not relevant to investors who hold their Global Opportunity Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares. After-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Managers. Mr. Caesar M.P. Bryan, Senior Vice President of GAMCO Investors, Inc., has served as portfolio manager of the Global Opportunity Fund since 1998.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. The minimum initial investment for Class I shares is $500,000. The minimum initial investment for Class I shares is waived for employee benefit plans with assets of at least $50 million. G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Global Opportunity Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Global Opportunity Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), Internet, bank wire, or through the Automated Clearing House (“ACH”) system. You may also purchase or redeem Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI (800-422-3554).

Shares of the Global Opportunity Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Global Opportunity Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Global Opportunity Fund.

Tax Information

The Global Opportunity Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Global Opportunity Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Opportunity Fund and its related companies may pay the intermediary for the sale of Global Opportunity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Opportunity Fund over another investment. For more information, turn to “Third Party Arrangements” on page 39 of the prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

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The GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND (the “GRID Fund”)

Investment Objective

The GRID Fund seeks to provide investors with a high level of total return through a combination of current income and appreciation of capital.

Fees and Expenses of the GRID Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the GRID Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 32 of the prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.50%	0.50%	0.50%	0.50%

Total Annual Fund Operating Expenses(1)	1.75%	1.75%	2.50%	1.50%
Fee Waiver and/or Expense Reimbursement(1)	—	—	—	—

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.75%	1.75%	2.50%	1.50%

(1)	The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the GRID Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00%, 2.00%, 2.75%, and 1.75% for Class AAA, Class A, Class C, and Class I shares, respectively. Under this same arrangement, the GRID Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the GRID Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00%, 2.00%, 2.75%, and 1.75% for Class AAA, Class A, Class C, and Class I shares, respectively, after giving effect to the repayments. This arrangement is in effect until May 1, 2017, and may be terminated only by the Board of Directors of the Corporation before such time.

19

Expense Example

This example is intended to help you compare the cost of investing in the GRID Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the GRID Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the GRID Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$178	$551	$949	$2,062
Class A Shares	$743	$1,094	$1,469	$2,519
Class C Shares	$353	$779	$1,331	$2,836
Class I Shares	$153	$474	$818	$1,791

You would pay the following expenses if you did not redeem your shares of the GRID Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$178	$551	$949	$2,062
Class A Shares	$743	$1,094	$1,469	$2,519
Class C Shares	$253	$779	$1,331	$2,836
Class I Shares	$153	$474	$818	$1,791

Portfolio Turnover

The GRID Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the GRID Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the GRID Fund’s performance. During the most recent fiscal year, the GRID Fund’s portfolio turnover rate was 167% of the average value of its portfolio.

Principal Investment Strategies

The GRID Fund will attempt to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed-income securities and securities that are convertible into common stock). The GRID Fund will primarily invest in common stocks of foreign and domestic issuers that the GRID Fund’s portfolio manager believes are likely to pay dividends and income and have the potential for above average capital appreciation and dividend increases. To this end, the portfolio manager may invest in stocks that pay and increase dividends over time that can potentially provide “rising income.” Rising income stocks historically have provided a better total return over time, potentially combat inflation and offer the opportunity to potentially take advantage of compounding through dividend and income reinvestment. Under normal circumstances, the GRID Fund intends to invest in at least three countries, including the United States, and will invest at least 40% of its total assets in countries other than the United States.

The GRID Fund invests in companies whose stocks the Adviser believes are selling at a significant discount to their “private market value.” Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the

20

underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

The GRID Fund may utilize certain “arbitrage” strategies. The GRID Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the GRID Fund may purchase the selling company’s securities, offering the GRID Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital.

The GRID Fund may invest in convertible securities, which include bonds, debentures, corporate notes, preferred stocks, and other similar securities which are convertible or exchangeable for common stock within a particular time period at a specified price or formula, of foreign and domestic companies with no target maturity range. Because many convertible securities are rated below investment grade, the GRID Fund may invest without limit in securities rated lower than “BBB” by Standard & Poor’s Rating Services (“S&P”) or “Caa” or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, are of comparable quality as determined by the Adviser, including securities of issuers in default. The GRID Fund also may invest up to 25% of its assets in non-convertible fixed income securities that are below investment grade, including up to 5% of its assets in securities of issuers that are in default.

Principal Risks

You may want to invest in the GRID Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

The GRID Fund’s share price will fluctuate with changes in the market value of the GRID Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Holders of common stocks only have rights to the value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. In addition, the Fund’s portfolio companies may reduce or eliminate the dividend rate on the securities held by the Fund. Preferred stock and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, the GRID Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. An investment in the GRID Fund is not guaranteed; you may lose money by investing in the GRID Fund. When you sell GRID Fund shares, they may be worth less than what you paid for them.

Investing in the GRID Fund involves the following risks:

•	Convertible Securities. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality.

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The value of convertible securities fluctuates in relation to changes in the interest rates and, in addition, fluctuates in relation to the underlying common stock.

•

Credit Risk for Convertible Securities and Fixed Income Securities.    Many convertible securities are not investment grade, that is, not rated within the four highest categories by S&P and Moody’s. To the extent that the Fund’s convertible securities and any other fixed income securities are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the GRID Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances.

•

Event Driven Risk.    Event driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the GRID Fund to experience investment losses impacting its shares negatively.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in emerging markets.

•

Interest Rate Risk.    The primary risk associated with fixed income securities is interest rate risk. Investments in dividend paying securities also involve interest rate risk. A decrease in interest rates will generally result in an increase in the investment value of such securities, while increases in interest rates will generally result in a decline in its investment value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. Market interest rates recently have declined significantly below historical average rates, which may increase the risk that these rates will rise in the future.

•

Lower Rated Securities.    Lower rated securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. Such lower rated securities are considered speculative investments with increased credit risk.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the GRID Fund holds, then the value of the GRID Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the GRID Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the GRID Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

22

•

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the GRID Fund by showing changes in the GRID Fund’s performance from year to year and by showing how the GRID Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. Substantially all of the GRID Fund’s operating history and performance results have been achieved implementing different investment strategies under the GRID Fund’s previous names, the GAMCO Vertumnus Fund and the GAMCO Global Convertible Securities Fund, and as such, the GRID Fund’s past performance (before and after taxes) does not predict how the GRID Fund will perform in the future. Updated information on the GRID Fund’s results can be obtained by visiting www.gabelli.com.

GRID FUND (Total Returns for Class AAA Shares for the Years Ended December 31)*

* Previously, the bar chart for Class A shares was shown, as Class AAA shares were offered in a separate prospectus. Class AAA shares are being shown as they are the oldest class.

During the calendar years shown in the bar chart, the highest return for a quarter was 18.48% (quarter ended September 30, 2009), and the lowest return for a quarter was (26.38)% (quarter ended December 31, 2008).

23

Average Annual Total Returns (for the years ended December 31, 2015 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
GRID Fund Class AAA Shares:
Return Before Taxes	0.59%	2.64%	1.87%
Return After Taxes on Distributions	0.28%	2.23%	0.80%
Return After Taxes on Distributions and Sale of Fund Shares	0.60%	1.96%	1.45%
Class A Shares Return Before Taxes	(5.37)%	1.42%	1.27%
Class C Shares Return Before Taxes	(1.37)%	1.19%	0.75%
Class I Shares Return Before Taxes (first issued on 1/11/08)	0.60%	2.90%	2.07%
Bank of America Merrill Lynch Global 300 Convertible Index (reflects no deduction for fees, expenses, or taxes)	3.81%	7.03%	6.15%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	(0.87)%	7.59%	4.98%

The returns shown for Class I shares prior to their first issuance dates are those of Class AAA shares of the GRID Fund. All classes of the GRID Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their GRID Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares. After-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, and Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the GRID Fund since 1994.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. The minimum initial investment for Class I shares is $500,000. The minimum initial investment for Class I shares is waived for employee benefit plans with assets of at least $50 million. G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

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You can purchase or redeem shares of the GRID Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem GRID Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), Internet, bank wire, or through the Automated Clearing House (“ACH”) system. You may also purchase or redeem Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI (800-422-3554).

Shares of the GRID Fund can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the GRID Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the GRID Fund.

Tax Information

The GRID Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the GRID Fund through a broker-dealer or other financial intermediary (such as a bank), the GRID Fund and its related companies may pay the intermediary for the sale of GRID Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the GRID Fund over another investment. For more information, turn to “Third Party Arrangements” on page 39 of the prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

25

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS

The Global Telecommunications Fund, Global Growth Fund, and Global Opportunity Fund each primarily seek to provide long term capital appreciation. The secondary goal of each of the Global Telecommunications Fund, Global Growth Fund, and Global Opportunity Fund is to provide current income. The GRID Fund seeks to provide a high level of total return through current income and appreciation of capital.

Each Fund invests primarily in common stocks of companies which the Funds’ portfolio management teams believe are likely to have the potential for above average capital appreciation and produce income. The portfolio management teams may select securities that have rapid growth in revenue and earnings or trade at a significant discount to their “private market value.” Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

As global funds, each Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of each Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof.

Undervaluation of a company’s stock can result from a variety of factors, such as a lack of investor recognition of:

•	the underlying value of a company’s fixed assets,
•	the value of a consumer or commercial franchise,
•	changes in the economic or financial environment affecting the company,
•	new, improved, or unique products or services,
•	new or rapidly expanding markets,
•	technological developments or advancements affecting the company or its products, and
•	changes in governmental regulations, political climate, or competitive conditions.

The actual events that may lead to a significant increase in the value of a company’s securities include:

•	a change in the company’s management policies,
•	an investor’s purchase of a large portion of the company’s stock,
•	a merger or reorganization or recapitalization of the company,
•	a sale of a division of the company,
•	a tender offer (an offer to purchase investors’ shares),
•	the spin-off to shareholders of a subsidiary, division, or other substantial assets, and
•	the retirement or death of a senior officer or substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer’s securities, its balance sheet characteristics, and the perceived strength of its management.

The investment policy of the Global Telecommunications Fund relating to the type of securities in which 80% of the Fund’s net assets must be invested may be changed by the Board of Directors (the “Board”) without shareholder approval. Shareholders will, however, receive at least sixty days notice prior to any change in this policy.

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The Funds may also use the following investment techniques:

•

Defensive Investments.    When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities, money market instruments, obligations of the U.S. government and its agencies, and instrumentalities, or repurchase agreements. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

The Funds may also engage in other investment practices in order to achieve their investment objective. These are briefly discussed in the Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Funds’ website at www.gabelli.com.

Investing in the Funds involves the following risks:

•

Concentration Risk.    Global Telecommunications Fund only — Because the Global Telecommunications Fund will invest more than 25% of its total assets in securities of companies in the telecommunications related industry, the Global Telecommunications Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified. As the diversification of the Global Telecommunications Fund’s holdings is measured at the time of purchase, certain securities may become a larger percentage of the Global Telecommunications Fund’s total assets due to movements in the financial markets. If the markets affect several securities held by the Global Telecommunications Fund, it may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Global Telecommunications Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

•

Convertible Securities.    GRID Fund only — The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return and are able to tolerate the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally lower than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.

•

Credit Risk for Convertible Securities and Fixed Income Securities.    GRID Fund only — Many convertible securities are not investment grade, that is, not rated within the four highest categories by S&P and Moody’s. To the extent that the Fund’s convertible securities and any other fixed income securities are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.

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•

Interest Rate Risk.    GRID Fund only — The primary risk associated with fixed income securities is interest rate risk. Investments in dividend paying securities also involve interest rate risk. A decrease in interest rates will generally result in an increase in the investment value of such securities, while increases in interest rates will generally result in a decline in its investment value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. Market interest rates recently have declined significantly below historical average rates, which may increase the risk that these rates will rise in the future.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Funds will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by a Fund. Because the value of securities, and thus shares of the Funds, could decline, you could lose money.

•

Event Driven Risk.    GRID Fund only — The principal risk associated with event driven investments is that certain of the events may not happen or the market may react differently than expected to the anticipated transaction. Furthermore, even if the event occurs or is announced, it may be renegotiated, terminated, involve a longer time frame than originally contemplated or may not actually happen. Additionally, forced sellers may reduce prices and/or marks to market. Event driven investment transactions are also subject to the risk of overall market movements. To the extent that a general increase or decline in securities values affects the securities involved in an event driven position of the GRID Fund differently, the position may be exposed to loss. Accordingly, the GRID Fund may realize losses due to the risks involved with event driven investing which negatively impact the value of its shares.

•	Foreign Securities Risk. A Fund that invests outside the United States carries additional risks that include:
•

Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Each Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

•	Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.
•

Political Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair each Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war.

•	Liquidity Risk — Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.
•

Access Risk — The risk that some countries may restrict a Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to each Fund.

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•	Emerging Markets Risk — The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•

Industry Risk.    Global Telecommunications Fund only — The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry.

Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short term impact on revenues, profits, and share valuations.

Certain telecommunications companies allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Telecommunications Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

•

Lower Rated Securities.    GRID Fund only — Lower rated securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as “junk bonds” and are generally considered speculative investments with increased credit risks.

•

Management Risk.    If a portfolio manager is incorrect in his assessment of the growth prospects of the securities a Fund holds, then the value of such Fund’s shares may decline. In addition, the portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

•

Non-Diversification Risk.    Each Fund is classified as a “non-diversified” mutual fund, which means that a greater proportion of its assets may be invested in the securities of a single issuer than a “diversified” mutual fund. As non-diversified mutual funds, more of each Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of each Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund. The ability to invest in a more limited number of securities may increase the volatility of each Fund’s investment performance, as each Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund. If the securities in which each Fund invests perform poorly, each Fund could incur greater losses than it would have had if it had been invested in a greater number of securities.

•

Portfolio Turnover Risk.    GRID Fund Only — High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss. Given the frequency of sales, any such net gain may be short term capital gain or loss. Unlike long term capital gain, short term capital gain is taxable to individuals at the same rates as ordinary income.

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•

Smaller Capitalization Risk.    Global Opportunity Fund, Global Telecommunications Fund, and Global Growth Fund — Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of smaller capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and a Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

Portfolio Holdings.    A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI which may be obtained by calling 800-Gabelli (800-422-3554), your financial intermediary, or free of charge through the Funds’ website at www.gabelli.com.

MANAGEMENT OF THE FUNDS

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds’ investment programs and manages the operations of each Fund under the general supervision of the Corporation’s Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds (“Gabelli/GAMCO Fund Complex” or “Fund Complex”). The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc. (“GGCP”), a New York corporation originally organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and related expenses borne by the Adviser, the Adviser is entitled to an advisory fee for each Fund, computed daily and payable monthly, at the annual rates of 1.00% of the value of the respective average daily net assets of each Fund.

The Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain (i) the GRID Fund’s Total Annual Fund Operating Expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00%, 2.00%, 2.75%, and 1.75% for its Class AAA, Class A, Class C, and Class I shares, respectively; (ii) the Global Opportunity Fund’s Total Annual Fund Operating Expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00%, 2.00%, 2.75%, and 1.00% for its Class AAA, Class A, Class C, and Class I shares, respectively; and (iii) the Global Growth Fund’s Total Annual Fund Operating Expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00% for its Class I shares. These fee waiver and expense reimbursement arrangements are in effect until May 1, 2017 and may be terminated only by the Board of Directors of the Corporation before such time.

In addition, during the two year period following any waiver or reimbursement by the Adviser, the Global Growth Fund has agreed to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.00% for its Class I shares, the Global Opportunity Fund has agreed to repay such amount to the extent that after giving effect

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to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00%, 2.00%, 2.75%, and 1.00% for its Class AAA, Class A, Class C, and Class I shares, respectively, and the GRID Fund has agreed to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00%, 2.00%, 2.75%, and 1.75% for its Class AAA, Class A, Class C, and Class I shares, respectively.

Each of the Fund’s annual report to shareholders for the period ended December 31, 2015, contains a discussion of the basis of the Board’s determinations to continue the investment advisory agreements as described above.

The Portfolio Managers.

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day to day investment management of the Global Telecommunications Fund and the GRID Fund. Mr. Gabelli is Chairman and Chief Investment Officer of GBL and Associated Capital Group, Inc. (“American Capital”); Chief Investment Officer — Value Portfolios of GBL, the Adviser, and GAMCO Asset Management, Inc. (“GAMCO”), another wholly owned subsidiary of GBL; Chief Executive Officer and Chief Investment Officer of GGCP, Inc.; and an officer or director of other companies affiliated with GBL. Mr. Gabelli serves as portfolio manager for and is a director of several funds in the Gabelli/GAMCO Fund Complex. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

Mr. Caesar M.P. Bryan is primarily responsible for the day to day investment management of the Global Opportunity Fund and manages a portion of the assets of the Global Growth Fund. Mr. Bryan joined GBL in 1994, and is currently a Senior Vice President of GBL and serves as portfolio manager for the Adviser managing several funds in the Gabelli/GAMCO Fund Complex, GAMCO, and Gabelli & Partners LLC, an affiliate of the Adviser.

Mr. Sergey Dluzhevskiy, CFA, CPA, is an associate portfolio manager for the Global Telecommunications Fund. Mr. Dluzhevskiy joined GBL in 2005 as a research analyst covering the North American telecommunications industry. Currently, he continues to specialize in the industry and also serves as a portfolio manager of the Adviser. Prior to joining Gabelli, Mr. Dluzhevskiy was a senior accountant at Deloitte.

Mr. Evan Miller, CFA, is an associate portfolio manager for the Global Telecommunications Fund. Mr. Miller joined GBL in 2002 as a research analyst following the telecommunications industry on a global basis. Currently, he continues to specialize in the industry and also serves as a portfolio manager of the Adviser. Prior to joining Gabelli, his career spanned nearly a quarter century in the telecommunications industry with corporate strategy and business development positions.

Mr. Howard F. Ward, CFA, Senior Vice President of GBL, is a portfolio manager for the Adviser managing a portion of the assets of the Global Growth Fund. He joined GBL in 1995 and currently serves as GBL’s Chief Investment Officer of Growth Products. Mr. Ward is also a portfolio manager of the GAMCO Growth Fund.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities in the Funds.

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INDEX DESCRIPTIONS

The Morgan Stanley Capital International (MSCI) All Country (AC) World Index    is a widely recognized, unmanaged stock index composed of equity securities in developed and emerging market countries. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI AC World Index.

The MSCI AC World Telecommunication Services Index    is an unmanaged stock index composed of global telecommunications securities stock market performance. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI AC World Telecommunication Services Index.

The Lipper Global Large Cap Growth Fund Classification    reflects the average performance of mutual funds classified in this particular category as tracked by Lipper Inc. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Lipper Global Large Cap Growth Fund Classification.

The Lipper Global Multi-Cap Growth Fund Classification    represents the average performance of mutual funds classified in the particular category as tracked by Lipper Inc. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Lipper Global Multi-Cap Growth Fund Classification.

The Bank of America Merrill Lynch Global 300 Convertible Index    is an unmanaged indicator of investment performance. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Bank of America Merrill Lynch Global 300 Convertible Index.

The MSCI World Index    is a broad-based securities index that represents the US and developed international equity markets in term of capitalization and performance. It is designed to provide a representative total return for all stock exchanges located inside and outside the US. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI World Index.

CLASSES OF SHARES

Four classes of the Funds’ shares are offered in this prospectus — Class AAA shares, Class A shares, Class C shares, and Class I shares. The Funds are not designed for market timers; see the section entitled “Redemption of Shares.” Each class of shares has different costs associated with buying, selling, and holding Fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000.

The Fund’s Class AAA shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where the Distributor has entered into an agreement permitting the financial intermediary to offer Class AAA shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

Class I shares are available to investors with a minimum investment of $500,000 and purchasing shares directly through G.distributors or brokers or financial intermediaries that have entered into selling

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agreements with the Distributor specifically with respect to Class I shares. The minimum is waived for employee benefit plans with assets of at least $50 million.

The Distributor or its affiliates may, in their discretion, accept investments from purchasers that do not meet the qualification requirements.

The table that follows summarizes the differences among the classes of shares:

•	A “front-end sales load,” or sales charge is a one-time fee that may be charged at the time of purchase of shares.
•	A “contingent deferred sales charge” (“CDSC”) is a one-time fee that may be charged at the time of redemption depending on the time of redemption.
•	A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on a Fund’s average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

•	the length of time you plan to hold the shares;
•

the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if a Fund’s assets increase in value and decreases if a Fund’s assets decrease in value;

•	whether you qualify for a reduction or waiver of the Class A sales charge; and
•	whether you qualify to purchase Class AAA shares or Class I shares.

The table below summarizes the differences among the classes of shares.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Front-End Sales Load?	No.	Yes. The percentage declines as the amount invested increases.	No.	No.
Contingent Deferred Sales Charge?	No.	No, except for shares redeemed up to and including the last day of the eighteenth month after purchase as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed up to and including the last day of the twelfth month after purchase.	No.
Rule 12b-1 Fee	0.25%	0.25%	1.00%	None.
Convertible to Another Class?	Yes. May be converted to Class I shares provided certain conditions are met.	Yes. May be converted to Class I shares provided certain conditions are met.	Yes. May be converted to Class I shares provided certain conditions are met.	No.
Fund Expense Levels	Lower annual expenses than Class C shares. Higher annual expenses than Class I shares. Same as Class A shares.	Lower annual expenses than Class C shares. Higher annual expenses than Class I shares. Same as Class AAA shares.	Higher annual expenses than Class AAA, Class A, and Class I shares.	Lower annual expenses than Class AAA, Class A, and Class C shares.

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The following sections include important information about sales charge and sales charge reductions and waivers available to investors in Class A shares and describe information or records you may need to provide to the Funds or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers to the various classes of the Funds’ shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com. You should consider the information below as a guide only, as the decision on which share class is best for you depends on your individual needs and circumstances.

	If you...	then you should consider...
•	qualify for a reduced or waived front-end sales load	purchasing Class A shares instead of Class C shares
•	do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C shares instead of Class A shares
•	do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A shares instead of Class C shares
•	are eligible and wish to purchase at least $500,000 worth of shares	purchasing Class I shares
•	quality for no load	purchasing Class AAA shares

Sales Charge — Class A Shares.    The sales charge is imposed on Class A shares at the time of purchase in accordance with the following schedule:

Amount of Investment	Sales Charge as % of the Offering Price*	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers

Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1 million	2.00%	2.04%	1.75%
$1 million but under $2 million	0.00%**	0.00%	1.00%
$2 million but under $5 million	0.00%**	0.00%	0.50%
$5 million or more	0.00%**	0.00%	0.25%

*	Front-end sales load.
**	Subject to a 1.00% CDSC for up to and including the last day of the eighteenth month after purchase.

No sales charge is imposed on reinvestment of distributions if you select that option in advance of the distribution.

Breakpoints or Volume Discounts

The Funds offer you the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A shares to be charged lower sales charges. If you invest $50,000 or more in Class A shares of the Funds, then you are eligible for a reduced

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sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1.00% CDSC may apply if shares are redeemed up to and including the last day of the eighteenth month after purchase.

Sales Charge Reductions and Waivers — Class A Shares

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (“Letter”) agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

Volume Discounts/Rights of Accumulation.    In order to determine whether you qualify for a Volume Discount under the foregoing sales charge schedule, you may combine your new investment and your existing investments in Class A shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Funds use the current NAV of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

Letter of Intent.    If you initially invest at least $1,000 in Class A shares of a Fund and submit a Letter to your financial intermediary or the Distributor, you may make purchases of Class A shares of the Fund during a thirteen month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to ninety days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

Required Shareholder Information and Records.    In order for you to take advantage of sales charge reductions, you or your broker must notify the Funds that you qualify for a reduction. Without notification, the Funds are unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Funds to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Funds or shares of any other open-end investment company managed by the Adviser or its, affiliates held in:

•	all of your accounts at the Funds or a financial intermediary;
•	any account of yours at another financial intermediary; and
•	accounts of related parties of yours, such as members of the same family, at any financial intermediary.

You should therefore keep copies of these types of records.

Investors Eligible for Sales Charge Waivers.    Class A shares of each Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, The Bank of New York Mellon

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Corporation, Boston Financial Data Services, Inc. (“BFDS”) State Street Bank and Trust Company, the Fund’s Transfer Agent (the “Transfer Agent” or “State Street”), BNY Mellon Investment Servicing (US) Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment) — the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse and a sibling’s children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (5) qualified employee benefit plans established pursuant to Section 457 of the Internal Revenue Code of 1986, as amended, that have established omnibus accounts with the Fund or an intermediary; (6) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Fund; (7) any unit investment trusts registered under the Investment Company Act of 1940, as amended, which have shares of the Fund as a principal investment; (8) investment advisory clients of GAMCO Asset Management Inc. and their immediate families; (9) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (10) financial institutions purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Funds’ Distributor; and (11) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or financial intermediary.

Investors who qualify under any of the categories described above should contact their brokerage firm.

Some of these investors may also qualify to invest in Class I shares.

Contingent Deferred Sales Charges

You will pay a CDSC when you redeem:

•

Class A shares up to and including the last day of the eighteenth month from when they were purchased as part of an investment greater than $1 million if no front end sales charge was paid at the time of purchase; or

•	Class C shares up to and including the last day of the twelfth month from when they were purchased.

The CDSC payable upon redemption of Class A shares and Class C shares in the circumstances described above is 1.00%. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares of a Fund at the time of sale to brokers and financial intermediaries that initiate and are responsible for purchases of such Class C shares of a Fund.

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You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in the Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

•	redemptions and distributions from retirement plans made after the death or disability of a shareholder
•	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2
•	involuntary redemptions made by a Fund
•	a distribution from a tax deferred retirement plan after your retirement
•	returns of excess contributions to retirement plans following the shareholder’s death or disability

Rule 12b-1 Plans.    Each Fund has adopted distribution plans under Rule 12b-1 (the “Plans”) for Class AAA, Class A and Class C shares of the Funds (each a “Plan”). Under these Plans, a Fund may use its assets to finance activities relating to the sale of its Class AAA, Class A, and Class C shares and the provision of certain shareholder services. To the extent any activity is one that a Fund may finance without a distribution plan, such Fund may also make payments to compensate for such activities outside a Plan and not be subject to its limitations.

The Class AAA and Class A Plans authorize payments by each Fund at an annual rate of 0.25% of such Fund’s average daily net assets attributable to Class AAA and Class A shares to finance distribution of its Class AAA and Class A shares or pay shareholder service fees. The Class C Plan authorizes payments by each Fund on an annual basis of 0.75% of its average daily net assets attributable to Class C shares to finance distribution of its Class C shares and 0.25% for shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C shares than for Class AAA and Class A shares, Class C shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

Redemption Fee.    Generally, if you sell or exchange your shares within seven days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount, which is payable to the applicable Fund. See “Redemption of Shares” herein.

PURCHASE OF SHARES

You can purchase the Funds’ shares on any Business Day.

•

By Mail or In Person.    Your broker-dealer or other financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments,

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send a check to the following address with a note stating your exact name and account number, the name of the fund(s), and class of shares you wish to purchase.

By Mail	By Personal or Overnight Delivery
The Gabelli Funds	The Gabelli Funds
P.O. Box 8308	c/o BFDS
Boston, MA 02266-8308	30 Dan Road
Canton, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the fund(s), and class of shares you wish to purchase.

•	By Internet. You may open an account over the Internet at www.gabelli.com.

•

By Bank Wire or by ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire the funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: The (“name of”) Fund

Account #

Account of [Registered Owners]

•	By Telephone. You may make purchases for an existing account with banking instructions on file by telephone at 800-GABELLI (800-422-3554).

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Funds’ Transfer Agent will not charge you for receiving wire transfers.

You may purchase shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. In addition, certain investors who qualify may purchase Class I shares of a Fund directly from the Distributor.

Your broker-dealer or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). The broker-dealer or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds.

Share Price.    The Funds sell shares based on the per share NAV next determined after the time as of which the Funds receive your completed subscription order form, but does not issue the shares to you until they receive full payment, subject to a front-end sales charge in the case of Class A shares. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV, as described under “Classes of Shares — Sales Charge — Class A shares.”

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Minimum Investments.    For all Funds, the minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Savings Plans). The minimum initial investment for Class I shares is $500,000. The minimum initial investment for Class I shares is waived for employee benefit plans with assets of at least $50 million. See “Retirement Plans/Education Savings Plans” and “Automatic Investment Plan” under “Additional Purchase Information” regarding minimum investment amounts applicable to such plans. The Distributor or its affiliates may, in their discretion, waive the minimum investment requirement under certain circumstances. There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

General.    State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds’ management, it is in the Funds’ best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Funds’ minimum purchase requirements. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

Customer Identification Program.    Federal law requires the Corporation, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential, or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Corporation verifies the account holder’s identity.

Third Party Arrangements.    In addition to, or in lieu of, amounts paid to broker-dealers or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received under the Plan to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to broker-dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, sub-accounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealers or other financial intermediaries. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, and in other sales programs. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finder’s fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to any particular broker-dealers or other financial intermediary, in accordance with applicable rules of the Financial Industry Regulatory Authority Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for

39

advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Funds may also make payments to third parties out of their own assets (other than Rule 12b-1 payments) for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Funds through such programs rather than investing directly in the Funds.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors. In the case of Class I shares, the Funds may not make any payments for distribution related services.

In addition, in certain cases, broker-dealers or other financial intermediaries, may have agreements pursuant to which shares of the Funds owned by their clients are held of record on the books of the Funds in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Funds’ transfer agency agreement, the Funds pay the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Funds. The Board may, from time to time, authorize the Funds to pay a portion of the fees charged by these intermediaries if (i) a cost savings to the Funds can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Funds in excess of $10 million. In these cases, the Board may authorize the Funds to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Additional Purchase Information

Retirement Plans/Education Savings Plans.    The Funds make available IRAs and Coverdell Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans”. For Class AAA, A, and C, minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investment for retirement and education savings plans.

Automatic Investment Plan.    The Funds offer an automatic monthly investment plan. For Class AAA, A, and C, there is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

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Telephone or Internet Investment Plan.    You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

Voluntary Conversion.    Shareholders may be able to convert shares to Class I shares of the Fund, which have a lower expense ratio, provided certain conditions are met. For Class A and C shares, this conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Shareholders who currently hold Class AAA shares and are eligible to purchase Class I shares may convert existing Class AAA shares of the same Fund through their financial intermediary if their financial intermediary has a specific agreement with the Distributor. In such instances, Class AAA, Class A, or Class C shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion to Class I shares generally should not be treated as a taxable event. Please contact your financial intermediary for additional information. Not all share classes are available through all financial intermediaries.

If shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax adviser regarding the tax consequences of any conversion.

REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the SEC orders the Funds to suspend redemptions.

The Funds redeem their shares based on the NAV per share next determined after the time as of which the Funds receive your redemption request in proper form, subject in some cases to a redemption fee or a CDSC, as described under “Classes of Shares — Contingent Deferred Sales Charges” or a redemption fee as described in this section. See “Pricing of Fund Shares” herein for a description of the calculation of NAV. A redemption is a taxable event to you on which you would realize gain or loss (subject to certain limitations on the deductibility of losses).

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after a Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

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The Funds are intended for long term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short term trading of Fund shares creates risks for the Funds and their long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

In addition, because each of the Funds may invest in foreign securities traded primarily on markets that close prior to the time such Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of foreign securities takes place after the close of the primary foreign market, but before the time that a Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of a particular Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, each Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what each Fund believes are the fair values of these foreign securities at the time such Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, each Fund has adopted policies and procedures that impose a 2.00% redemption fee (short term trading fee) on Class AAA, Class A, Class C, and Class I shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds and does not benefit the Funds’ Adviser, the Distributor, or any other third party. For purposes of computing the redemption fee, shares will be treated as being redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the particular Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While each Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to their customers investing in each Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not

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always be able to track short term trading effected through these financial intermediaries. In addition, because each Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Funds cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with each Fund’s policies. Subject to the exclusions discussed above, each Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Funds to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay or impose other conditions on exchanges or purchases. The Funds have adopted a policy of seeking to minimize short term trading in their shares and monitor purchase and redemption activities to assist in minimizing short term trading.

If you hold shares directly through the Distributor, you may redeem shares:

•

By Letter.    You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, savings banks, and credit unions. A notary public cannot provide a medallion signature guarantee.

•

By Telephone or the Internet.    Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account excluding an IRA directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Funds will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that State Street may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.

1.	Telephone or Internet Redemption By Check. The Funds will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

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2.	Telephone or Internet Redemption By Bank Wire or ACH System. The Funds accept telephone or Internet requests for wire or ACH System redemptions in amounts of at least $1,000. The Funds will send a wire or ACH System credit to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.

If you redeem shares through your broker or other financial intermediary, the broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV per share next determined (less any applicable CDSC) after a Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    Each Fund may redeem all shares in your account (other than an IRA) if the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before a Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

Reinstatement Privilege.    A shareholder in a Fund who has redeemed Class A shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within forty-five days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement within thirty days of the redemption, in which case an adjustment will be made to the tax basis of the shares so acquired.

Redemption Proceeds.    A redemption request received by a Fund will be effected based on the NAV next determined after the time as of which such Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the relevant Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan you may not receive proceeds from your redemption until the check clears, which may take up to as many as ten days following purchase. While the Fund(s) will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption in Kind.    In certain circumstances, a Fund may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities only in the instances where the Funds’ Board (or its delegate) believes that it would be in the Fund’s best interest not to pay redemption proceeds in cash. A redemption in kind would be a taxable event to you on which you would realize a capital gain or loss (subject to possible limitations of deductibility). Please see “Redemption of Shares” in the SAI for additional information.

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EXCHANGE OF SHARES

You can exchange shares of the Fund(s) for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, you may call 800-GABELLI (800-422-3554) or call your broker. Class C shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser, or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund(s) (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a Gabelli money market fund. Each Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you on which you would realize a capital gain or capital loss (subject to possible limitations of deductibility).

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of the exchange;
•	you will realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly from the Transfer Agent, or through a financial intermediary that has entered into the appropriate selling agreement with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

•

Exchange by Mail.    You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•	Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. The Funds may impose limitations from time to time on Internet exchanges.

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Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your financial intermediary and does not benefit the Funds, the Distributor, or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this prospectus and must be disclosed to you by your financial intermediary.

PRICING OF FUND SHARES

Each Fund’s NAV is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV of each class of each Fund is computed by dividing the value of the applicable Fund’s net assets, i.e. (the value of its securities and other assets less its liabilities), including expenses payable or accrued but excluding capital stock and surplus, attributable to the applicable class of shares, by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of each class next made as of a time after the time as of which the purchase or redemption order is received in proper form. Because the Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem the Funds’ shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that

46

incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and capital gains, if any, will be paid annually. You may have dividends and/or capital gain distributions that are declared by the Funds reinvested automatically at NAV in additional shares of the respective Fund(s). You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you first purchase your shares. You may change this election by notifying your financial intermediary or the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Funds will realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or distribution will generally be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital. Dividends and distributions may be different for different classes of shares of a Fund.

TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income, net capital gain, and/or a return of capital. Dividends out of investment company taxable income (including distributions of net short term capital gains, i.e., gains from securities held by the Funds for one year or less) are taxable to you as ordinary income if you are a U.S. shareholder, except that certain qualified dividends may be eligible for a reduced rate (provided certain holding period and other requirements are met). Properly designated distributions of net capital gain, i.e., net long term capital gains minus net short term capital loss (“Capital Gain Dividends”) are taxable to you at the long term capital gain rates no matter how long you have owned your shares. The GRID Fund has a significant amount of capital loss carryforwards which, subject to certain potentially significant limitations, are available to offset any future net recognized gains. As a result, Capital Gain Dividends are not expected for the GRID Fund until the available capital loss carryforwards are utilized or expire. The Funds’ distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal and, if

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applicable, state and local taxes. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of that Fund’s shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax. The tax basis of your holdings will be reduced to the extent you receive any distributions treated as a non-taxable return of capital.

A dividend declared by a Fund in October, November, or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividend and other investment income, including dividends received from a Fund and capital gains from the sale or other disposition of a Fund’s stock.

By law, the Funds must withhold, as backup withholding, a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you and the Funds can be found in the SAI that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number listed above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. Each Fund offers electronic delivery of Fund documents. Direct shareholders of each Fund can elect to receive the Fund’s annual, semiannual, and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Funds’ website at www.gabelli.com. Shareholders who purchased shares of a Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the financial performance of each Fund for the past five fiscal years of each Fund’s Class AAA Class A, Class C, and Class I shares. The total returns in the tables represent the percentage amount that an investor would have earned or lost on an investment in the designated class of shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements and related notes, is included in each Fund’s annual report, which is available upon request.

48

The GAMCO Global Telecommunications Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions					Ratios to Average Net Assets Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses		Portfolio Turnover Rate
Class AAA
2015	$23.63	$0.26	$(0.82)	$(0.56)	$(0.27)	$(1.49)	$(0.01)	$(1.77)	$0.00	$21.30	(2.5)%	$101,187	1.08%	1.63	%(c)	5%
2014	24.85	0.35	(0.66)	(0.31)	(0.38)	(0.53)	—	(0.91)	0.00	23.63	(1.3)	115,860	1.43	1.61		3
2013	20.20	0.37	4.65	5.02	(0.37)	—	—	(0.37)	0.00	24.85	24.9	137,545	1.66	1.64		3
2012	18.60	0.33	1.64	1.97	(0.37)	—	—	(0.37)	0.00	20.20	10.6	117,767	1.71	1.70		2
2011	20.43	0.41	(1.79)	(1.38)	(0.45)	—	—	(0.45)	0.00	18.60	(6.7)	123,919	1.99	1.61		5
Class A
2015	$23.61	$0.26	$(0.81)	$(0.55)	$(0.27)	$(1.49)	$(0.01)	$(1.77)	$0.00	$21.29	(2.5)%	$846	1.08%	1.63	%(c)	5%
2014	24.83	0.39	(0.70)	(0.31)	(0.38)	(0.53)	—	(0.91)	0.00	23.61	(1.3)	1,114	1.53	1.61		3
2013	20.19	0.36	4.65	5.01	(0.37)	—	—	(0.37)	0.00	24.83	24.8	1,678	1.61	1.64		3
2012	18.59	0.32	1.65	1.97	(0.37)	—	—	(0.37)	0.00	20.19	10.6	1,290	1.65	1.70		2
2011	20.42	0.45	(1.84)	(1.39)	(0.44)	—	—	(0.44)	0.00	18.59	(6.8)	1,374	2.17	1.61		5
Class C
2015	$22.98	$0.08	$(0.79)	$(0.71)	$(0.06)	$(1.49)	$(0.01)	$(1.56)	$0.00	$20.71	(3.2)%	$441	0.36%	2.38	%(c)	5%
2014	24.17	0.19	(0.67)	(0.48)	(0.18)	(0.53)	—	(0.71)	0.00	22.98	(2.0)	621	0.76	2.36		3
2013	19.64	0.20	4.50	4.70	(0.17)	—	—	(0.17)	0.00	24.17	23.9	814	0.92	2.39		3
2012	18.10	0.19	1.58	1.77	(0.23)	—	—	(0.23)	0.00	19.64	9.8	815	0.99	2.45		2
2011	19.88	0.25	(1.73)	(1.48)	(0.30)	—	—	(0.30)	0.00	18.10	(7.4)	843	1.27	2.36		5
Class I
2015	$23.60	$0.30	$(0.79)	$(0.49)	$(0.34)	$(1.49)	$(0.01)	$(1.84)	$0.00	$21.27	(2.2)%	$1,842	1.26%	1.38	%(c)	5%
2014	24.83	0.37	(0.62)	(0.25)	(0.45)	(0.53)	—	(0.98)	0.00	23.60	(1.1)	1,665	1.45	1.36		3
2013	20.18	0.43	4.64	5.07	(0.42)	—	—	(0.42)	0.00	24.83	25.2	1,811	1.94	1.39		3
2012	18.58	0.39	1.63	2.02	(0.42)	—	—	(0.42)	0.00	20.18	10.9	1,016	1.96	1.45		2
2011	20.41	0.44	(1.77)	(1.33)	(0.50)	—	—	(0.50)	0.00	18.58	(6.5)	504	2.17	1.36		5

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.

49

The GAMCO Global Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment		Portfolio Turnover Rate
Class AAA
2015	$30.23	$(0.03)	$(0.31)	$(0.34)	$(0.02)	$(1.60)	$(1.62)	$0.00	$28.27	(1.2)%	$72,882	(0.10)%	1.68%	1.68	%(c)	53%
2014	31.12	0.15	1.09	1.24	(0.12)	(2.01)	(2.13)	0.00	30.23	3.9	78,140	0.48	1.72	1.72		29
2013	26.54	(0.01)	7.50	7.49	—	(2.91)	(2.91)	0.00	31.12	28.8	75,773	(0.02)	1.77	1.77		25
2012	23.32	0.02	4.16	4.18	(0.02)	(0.94)	(0.96)	0.00	26.54	18.0	62,746	0.09	1.90	1.90		42
2011	24.35	(0.01)	(1.02)	(1.03)	—	—	—	0.00	23.32	(4.2)	58,753	(0.03)	1.84	1.84		45
Class A
2015	$30.22	$(0.03)	$(0.32)	$(0.35)	$(0.01)	$(1.60)	$(1.61)	$0.00	$28.26	(1.2)%	$3,580	(0.08)%	1.68%	1.68	%(c)	53%
2014	31.13	0.13	1.11	1.24	(0.14)	(2.01)	(2.15)	0.00	30.22	3.9	3,725	0.40	1.72	1.72		29
2013	26.54	(0.01)	7.51	7.50	—	(2.91)	(2.91)	0.00	31.13	28.8	1,872	(0.05)	1.77	1.77		25
2012	23.33	0.02	4.16	4.18	(0.03)	(0.94)	(0.97)	0.00	26.54	17.9	1,161	0.07	1.90	1.90		42
2011	24.35	(0.01)	(1.01)	(1.02)	—	—	—	0.00	23.33	(4.2)	976	(0.04)	1.84	1.84		45
Class C
2015	$27.01	$(0.23)	$(0.27)	$(0.50)	—	$(1.60)	$(1.60)	$0.00	$24.91	(1.9)%	$1,891	(0.86)%	2.43%	2.43	%(c)	53%
2014	28.12	(0.11)	1.01	0.90	—	(2.01)	(2.01)	0.00	27.01	3.1	1,609	(0.37)	2.47	2.47		29
2013	24.39	(0.22)	6.86	6.64	—	(2.91)	(2.91)	0.00	28.12	27.8	1,036	(0.79)	2.52	2.52		25
2012	21.64	(0.17)	3.86	3.69	—	(0.94)	(0.94)	0.00	24.39	17.1	603	(0.72)	2.65	2.65		42
2011	22.76	(0.17)	(0.95)	(1.12)	—	—	—	0.00	21.64	(4.9)	354	(0.77)	2.59	2.59		45
Class I
2015	$30.42	$0.17	$(0.30)	$(0.13)	$(0.22)	$(1.60)	$(1.82)	$0.00	$28.47	(0.5)%	$3,102	0.54%	1.43%	1.00	%(c)(d)	53%
2014	31.30	0.27	1.11	1.38	(0.25)	(2.01)	(2.26)	0.00	30.42	4.3	2,318	0.85	1.47	1.28	(d)	29
2013	26.61	0.07	7.53	7.60	—	(2.91)	(2.91)	0.00	31.30	29.1	1,330	0.22	1.52	1.52		25
2012	23.38	0.08	4.18	4.26	(0.09)	(0.94)	(1.03)	0.00	26.61	18.3	805	0.30	1.65	1.65		42
2011	24.34	0.05	(1.01)	(0.96)	—	—	—	0.00	23.38	(3.9)	449	0.21	1.59	1.59		45

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.

(d)	Under an expense deferral agreement with the Adviser, the Adviser reimbursed certain Class I expenses to the Fund of $12,486 and $3,489 for the years ended December 31, 2015 and 2014, respectively.

50

The GAMCO Global Opportunity Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions		Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)		Portfolio Turnover Rate
Class AAA
2015	$23.71	$0.01	$0.05	$0.06	$(0.11)	$(0.21)	$(0.32)		$0.00	$23.45	0.2%	$8,596	0.03%	2.67%	2.02	%(d)(e)	7%
2014	23.99	0.08	(0.36)	(0.28)	—	—	—		—	23.71	(1.2)	10,226	0.33	2.72	2.00		9
2013	20.19	0.02	3.80	3.82	(0.02)	—	(0.02)		—	23.99	18.9	11,121	0.10	2.74	2.00		5
2012	17.67	0.12	2.53	2.65	(0.13)	—	(0.13)		0.00	20.19	15.0	9,651	0.65	2.91	2.00		6
2011	19.57	0.04	(1.89)	(1.85)	(0.05)	—	(0.05)		0.00	17.67	(9.5)	10,258	0.23	2.60	2.01		7
Class A
2015	$23.61	$0.02	$0.03	$0.05	$(0.10)	$(0.21)	$(0.31)		$0.00	$23.35	0.1%	$183	0.08%	2.67%	2.02	%(d)(e)	7%
2014	23.90	0.08	(0.37)	(0.29)	—	—	—		—	23.61	(1.2)	220	0.35	2.72	2.00		9
2013	20.11	0.03	3.78	3.81	(0.02)	—	(0.02)		—	23.90	19.0	238	0.13	2.74	2.00		5
2012	17.61	0.11	2.53	2.64	(0.14)	—	(0.14)		0.00	20.11	15.0	220	0.57	2.91	2.00		6
2011	19.51	0.04	(1.88)	(1.84)	(0.06)	—	(0.06)		0.00	17.61	(9.5)	166	0.22	2.60	2.01		7
Class C
2015	$22.94	$(0.17)	$0.04	$(0.13)	—	$(0.21)	$(0.21)		$0.00	$22.60	(0.6)%	$51	(0.75)%	3.42%	2.77	%(d)(e)	7%
2014	23.40	(0.04)	(0.42)	(0.46)	—	—	—		—	22.94	(2.0)	31	(0.17)	3.46	2.75		9
2013	19.82	(0.14)	3.72	3.58	—	—	—		—	23.40	18.1	19	(0.65)	3.49	2.75		5
2012	17.36	(0.02)	2.48	2.46	$0.00 (b)	—	(0.00	)(b)	—	19.82	14.2	17	(0.12)	3.66	2.75		6
2011	19.32	(0.07)	(1.89)	(1.96)	—	—	—		—	17.36	(10.1)	14	(0.40)	3.35	2.76		7
Class I
2015	$23.87	$0.21	$0.08	$0.29	$(0.24)	$(0.21)	$(0.45)		$0.00	$23.71	1.2%	$1,251	0.88%	2.42%	1.02	%(d)(e)	7%
2014	24.04	0.21	(0.38)	(0.17)	—	—	—		—	23.87	(0.7)	668	0.86	2.46	1.48		9
2013	20.23	0.08	3.81	3.89	(0.08)	—	(0.08)		—	24.04	19.2	641	0.35	2.49	1.75		5
2012	17.70	0.17	2.55	2.72	(0.19)	—	(0.19)		0.00	20.23	15.4	537	0.90	2.66	1.75		6
2011	19.61	0.10	(1.91)	(1.81)	(0.10)	—	(0.10)		0.00	17.70	(9.2)	260	0.55	2.35	1.76		7

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund incurred interest expense during the year ended December 31, 2011. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.75% and 1.75% for Class AAA, Class A, Class C, and Class I, respectively. For the years ended 2015, 2014, 2013, and 2012 the effect of interest expense was minimal.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, the expense ratios for the year ended December 31, 2015 would have been 2.03%, 2.03%, 2.78%, and 1.03% for Class AAA, Class A, Class C, and Class I, respectively.

(e)	The Fund incurred tax expense during the year ended December 31, 2015. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.75% (Class C), and 1.00% (Class I), respectively.

51

The Gabelli Global Rising Income and Dividend Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
For Year Ended December 31†	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return††	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)		Portfolio Turnover Rate
Class AAA
2015	$22.01	$(0.09)	$0.22	$0.13	—	$(0.29)	—	$(0.29)	—	$21.85	0.6%	$7,121	(0.41)%	1.75%	1.75	%(d)(e)	167%
2014	22.02	0.48	(0.13)	0.35	$(0.25)	(0.11)	—	(0.36)	—	22.01	1.6	12,368	2.15	2.11	2.02		63
2013	19.35	0.01	2.75	2.76	(0.08)	(0.01)	$(0.01)	(0.09)	$0.00	22.02	14.3	17,459	0.11	2.31	2.00		80
2012	18.65	0.10	0.80	0.90	(0.20)	—	—	(0.20)	0.00	19.35	4.8	7,942	0.48	2.77	2.00		134
2011	20.65	0.55	(1.95)	(1.40)	(0.60)	—	—	(0.60)	0.00	18.65	(6.9)	5,269	2.72	3.38	2.02		45
Class A
2015	$22.10	$(0.10)	$0.19	$0.09	—	$(0.29)	—	$(0.29)	—	$21.90	0.4%	$694	(0.44)%	1.75%	1.75	%(d)(e)	167%
2014	22.11	0.36	0.00 (b)	0.36	$(0.26)	(0.11)	—	(0.37)	—	22.10	1.6	365	1.60	2.11	2.02		63
2013	19.40	0.01	2.78	2.79	(0.07)	(0.01)	$(0.01)	(0.08)	$0.00	22.11	14.4	332	0.21	2.31	2.00		80
2012	18.75	0.15	0.70	0.85	(0.20)	—	—	(0.20)	0.00	19.40	4.5	238	0.74	2.77	2.00		134
2011	20.70	0.50	(1.85)	(1.35)	(0.60)	—	—	(0.60)	0.00	18.75	(6.7)	297	2.47	3.38	2.02		45
Class C
2015	$18.97	$(0.24)	$0.17	$(0.07)	—	$(0.29)	—	$(0.29)	—	$18.61	(0.4)%	$595	(1.26)%	2.50%	2.50	%(d)(e)	167%
2014	19.14	(0.06)	0.24	0.18	$(0.24)	(0.11)	—	(0.35)	—	18.97	0.9	155	(0.29)	2.86	2.77		63
2013	17.15	(0.07)	2.16	2.09	(0.09)	(0.01)	$(0.01)	(0.10)	$0.00	19.14	12.2	8	(0.82)	3.06	2.75		80
2012	16.95	0.10	0.20	0.30	(0.10)	—	—	(0.10)	0.00	17.15	1.7	23	0.71	3.52	2.75		134
2011	18.80	0.35	(1.75)	(1.40)	(0.45)	—	—	(0.45)	0.00	16.95	(7.6)	42	1.82	4.13	2.77		45
Class I
2015	$22.13	$(0.04)	$0.17	$0.13	$(0.03)	$(0.29)	—	$(0.32)	—	$21.94	0.6%	$36,371	(0.19)%	1.50%	1.50	%(d)(e)	167%
2014	22.13	0.19	0.23	0.42	(0.31)	(0.11)	—	(0.42)	—	22.13	1.9	27,398	0.87	1.86	1.77		63
2013	19.40	0.03	2.83	2.86	(0.12)	(0.01)	$(0.01)	(0.13)	$0.00	22.13	14.7	2,584	0.49	2.06	1.75		80
2012	18.75	(0.10)	1.00	0.90	(0.25)	—	—	(0.25)	0.00	19.40	4.7	1,944	(0.45)	2.52	1.75		134
2011	20.70	0.60	(1.90)	(1.30)	(0.65)	—	—	(0.65)	0.00	18.75	(6.4)	55	3.01	3.13	1.77		45

†	All per share amounts and net asset values have been adjusted as a result of the 1 for 5 reverse stock split on August 9, 2013.

††	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund incurred interest expense during the years ended December 31, 2014 and 2011. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.76% and 2.75% (Class C), and 1.76% and 1.75% (Class I), respectively. For the years ended December 31, 2015, 2013 and 2012, the effect of the interest expense was minimal.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses during the year ended December 31, 2015. If credits had not been incurred, the ratios of operating expenses to average net assets would have been 1.76% (Class AAA and Class A), 2.51% (Class C), and 1.51% (Class I), respectively.

(e)	Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $62,315 for the year ended December 31, 2015, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.61% (Class AAA and Class A), 2.36% (Class C), and 1.36% (Class I).

52

GAMCO Global Series Funds, Inc.

The GAMCO Global Telecommunications Fund-Class AAA, A, C, and I Shares

The GAMCO Global Growth Fund-Class AAA, A, C, and I Shares

The GAMCO Global Opportunity Fund-Class AAA, A, C, and I Shares

The Gabelli Global Rising Income and Dividend Fund-Class AAA, A, C, and I Shares

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports:

Each Fund’s semiannual and audited annual reports to shareholders contain additional information on the Funds’ investments. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information, and discuss your questions about the Funds by mail, toll free telephone, or the Internet as follows:

GAMCO Global Series Funds, Inc. One Corporate Center Rye, NY 10580-1422 Telephone: 800-GABELLI (800-422-3554) www.gabelli.com

You can also review and/or copy the Funds’ prospectuses, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•	Free from the Funds’ website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520 or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-07896)

GAMCO GLOBAL SERIES FUNDS, INC.

The GAMCO Global Telecommunications Fund

The GAMCO Global Growth Fund

The GAMCO Global Opportunity Fund

The Gabelli Global Rising Income and Dividend Fund

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2016

FUND	CLASS	TICKER SYMBOL

The GAMCO Global Telecommunications Fund (the “Global Telecommunications Fund”)	AAA A C I	GABTX GTCAX GTCCX GTTIX

The GAMCO Global Growth Fund (the “Global Growth Fund”)	AAA A C I	GICPX GGGAX GGGCX GGGIX

The GAMCO Global Opportunity Fund (the “Global Opportunity Fund”)	AAA A C I	GABOX GOCAX GGLCX GLOIX

The Gabelli Global Rising Income and Dividend Fund (the “GRID Fund”) (formerly, the “GAMCO Vertumnus Fund”)	AAA A C I	GAGCX GAGAX GACCX GAGIX

This Statement of Additional Information (the “SAI”), which is not a prospectus, describes

•	The GAMCO Global Telecommunications Fund (the “Global Telecommunications Fund”)

•	The GAMCO Global Growth Fund (the “Global Growth Fund”)

•	The GAMCO Global Opportunity Fund (the “Global Opportunity Fund”)

•	The Gabelli Global Rising Income and Dividend Fund (the “GRID Fund”)

(each, a “Fund” and collectively, the “Funds”) which are series of the GAMCO Global Series Funds, Inc., a Maryland corporation (the “Corporation”). This SAI should be read in conjunction with the Funds’ prospectus for Class A, Class C, Class I, and Class AAA shares dated April 29, 2016. This SAI is incorporated by reference in its entirety into the Funds’ prospectus. Portions of the Funds’ annual report to shareholders are incorporated by reference into this SAI. For a free copy of the prospectus or a Fund’s Annual Report to shareholders, please contact the Funds at the address, telephone number, or Internet website printed below.

GAMCO Global Series Funds, Inc.

One Corporate Center

Rye, New York 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

GENERAL INFORMATION

The Corporation is an open end management investment company and was organized as a Maryland Corporation on July 16, 1993. Each Fund of the Corporation is “non-diversified”, which means each Fund has the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. The Company’s principal office is located at One Corporate Center, Rye, New York 10580-1422. The Company is advised by Gabelli Funds, LLC (the “Adviser”).

INVESTMENT STRATEGIES AND RISKS

The Funds’ prospectus discusses the investment objectives of each Fund and the principal strategies to be employed to achieve those objectives. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that each Fund may utilize in seeking to achieve its respective investment objective, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions contained in the prospectus and this SAI, the Funds may invest in any of the securities described below.

Equity Securities

Because each Fund may invest in the common stocks of both domestic and foreign issuers, an investment in a Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of each Fund’s portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of a Fund’s shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest, and dividends, which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values that are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuer’s change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. The value of the common stocks in each Fund’s portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Some of the securities in each of the Funds may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities can be withdrawn at any time by surrendering the depositary receipt. Depositary receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depositary receipts for foreign securities have the same characteristics as the underlying securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Nonconvertible Fixed Income Securities

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes, asset- and mortgage- backed securities, and money market instruments such as commercial paper and bankers acceptances. These investments involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines; this risk is particularly pronounced given that certain interest rates are at or near historical lows. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. There is also no minimum credit rating for these securities in which each of the Funds may invest.

Up to 25% of each Fund’s assets may be invested in lower-quality debt securities although each Fund does not expect to invest more than 10% of its assets in such securities. The foregoing limitations do not apply to the GRID Fund, which may invest in lower quality securities without limit. The market values of lower-quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. Each of the Funds will rely on the judgment, analysis, and experience of the portfolio management team of the Adviser, in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management, and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower-quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect each Fund’s net asset value per share (“NAV”). In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers, and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the “Code”), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and each Fund’s ability to dispose of particular issues when necessary to meet a Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolios. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors of the Corporation (the “Board” and each member of the Board, a “Director”) to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Convertible Securities

Each of the Global Telecommunications Fund, the Global Growth Fund, and the Global Opportunity Fund may invest up to 25% of its assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody’s or are unrated but of equivalent credit quality in the judgment of the Adviser. The GRID Fund may invest in such securities without limit. See “Lower Rated Securities.”

Some of the convertible securities in each Fund’s portfolio may be “Pay-In-Kind” securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and non-assessable shares or units of the same or another specified security.

Sovereign Debt Securities

Each Fund may invest in securities issued or guaranteed by any country and denominated in any currency. Each Fund (other than the GRID Fund) expects that it generally will invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom, and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments, and other foreign governmental laws. The GRID Fund may invest in securities issued by undeveloped or emerging market countries, such as those in Latin America, Eastern Europe, and much of Southeast Asia. These securities are generally not considered investment grade and have risks similar to those of other debt securities rated less than investment grade. Such securities are regarded as predominantly speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve risk exposure to adverse conditions. (See “Nonconvertible Fixed Income Securities.”)

Each Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank, and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each Fund will not invest more than 25% of its assets in the securities of such supranational entities.

Securities Subject To Reorganization

Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of a Fund’s portfolio management team, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities of companies that have announced such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.

Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the portfolio management team which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror as well as the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short term in nature, they will tend to increase the portfolio turnover ratio of the Funds thereby increasing its brokerage and other transaction expenses. The Funds’ portfolio managers intend to select investments of the type described which, in their view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

Lower Rated Securities

Securities which are not investment grade are viewed by rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks and may involve major risk exposure to adverse conditions or be in default. However, each Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which each Fund may invest. Securities rated less than BBB by S&P or Baa by Moody’s or comparable unrated securities are typically referred to as “junk bonds.”

Lower rated securities are less sensitive to interest rate changes than other fixed income investments but are more sensitive to broad economic changes and individual corporate developments. The high yield securities market is relatively new and periods of economic change can be expected to result in increased market price volatility. As lower rated securities may be traded by a smaller number of broker-dealers, it may be more difficult for the Board to value these securities and the Board’s judgment will play a greater role as less reliable, objective data is available.

Event Driven Investing

The GRID Fund will invest in event driven opportunities from time to time. Event driven opportunities include, among others, investments in companies that may be involved with announced or anticipated mergers and acquisitions, tender offers, restructurings, reorganizations, spin-offs/split-offs, asset sales, liquidations, bankruptcies, public offerings, rights issues, legal or regulatory changes, or any other events that may be expected to impact the value of a company’s securities.

Event driven investing requires the investor to make judgments about: (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. Further, the consummation of mergers and tender and exchange offers may not occur or their consummation may not have the desired effect. The consummation of such transactions can be prevented or delayed by a variety of factors, including, by way of example: (i) intervention of a federal or state regulatory agency; (ii) compliance with any applicable federal or state securities laws; (iii) market conditions resulting in material changes in securities prices; (iv) inability to obtain adequate financing; and, in the case of mergers or tender and exchange offers, (v) opposition of the management or stockholders of the target company, which will often result in litigation to prevent the proposed transaction. Accordingly, the GRID Fund may realize losses due to the risks involved with event driven investing which negatively impact the value of its shares

Options

Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return on or for hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund’s transactions in options may be subject to specific segregation requirements. See “Hedging Transactions”.

If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when a Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold, other than on an exchange, in private transactions also impose on each Fund the credit risk that the counterparty will fail to honor its obligations. A Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of such Fund’s assets. To the extent that puts, straddles, and similar investment strategies involve instruments regulated by the U.S. Commodity Futures Trading Commission (the “CFTC”), each Fund only will enter into such transactions if in doing so each Fund will continue to satisfy the restrictions imposed by the CFTC under rule 4.5.

Warrants and Rights

Each Fund may invest up to 5% of its assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. Each Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in a Fund’s portfolio.

When Issued, Delayed Delivery Securities, and Forward Commitments

Each Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, such Fund may sell the forward commitment before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. Each Fund will segregate with its custodian, through book-entry notations, cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments on a daily basis. Whenever a Fund is required to establish a segregated account, notations on the books of the Company’s custodian or fund accounting agent are sufficient to constitute a segregated account.

Short Sales

Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. A Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment of any amount received by a Fund on such security, such Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, such Fund will incur a loss; conversely, if the price declines, such Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by a Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and a Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

The market value of the securities sold short of any one issuer will not exceed either 5% of each Fund’s total assets or 5% of such issuer’s voting securities. A Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or such Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. A Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, such Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Restricted and Illiquid Securities

Each Fund may invest up to a total of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale and securities the markets for which are illiquid. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter (“OTC”) markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission (the “SEC”) or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board. Unseasoned issuers are companies (including predecessors) that have operated for less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund’s liquidity.

Repurchase Agreements

Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by a Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Adviser (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit a Fund to keep all of its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, such Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by each Fund’s custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. Each Fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in a Fund’s portfolio, more than 15% of its net assets would be so invested.

Loans of Portfolio Securities

To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by a Fund at any time, (3) a Fund receives reasonable interest or fee payments on the loan, (4) a Fund is able to exercise all voting rights with respect to the loaned securities, and (5) the loan will not cause the value of all loaned securities to exceed 33 1⁄3% of the value of a Fund’s assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

Borrowing

Each Fund may not borrow money except for (1) short term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests that would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of the value of the assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund’s assets after giving effect to the borrowing. Each Fund will not make additional investments when borrowings exceed 5% of assets. Each Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

Hedging Transactions

Futures Contracts. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the reference assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the reference assets underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the reference assets underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the CFTC and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Futures contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of a Fund’s yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Currency Transactions. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward currency contracts and currency swaps generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Currency swaps and certain types of forward currency contracts now are regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such currency swaps and forward currency contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of options will not have an adverse effect on a Fund that utilizes these instruments. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions.

Each Fund expects to enter into these currency transactions in primarily the following circumstances: to “lock in” the U.S. dollar equivalent price of a security a Fund is contemplating buying or selling which is denominated in a non-U.S. currency or to protect against a decline against the U.S. dollar of the currency of a particular country to which a Fund’s portfolio has exposure. Each Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of each Fund depending upon market conditions prevailing and the perceived investment needs of each Fund. Futures contracts, interest rate swaps, and options on securities indices and futures contracts and certain currency contracts sold by each Fund are generally subject to segregation and coverage requirement with the result that, if a Fund does not hold the security or futures contract underlying the instrument, each Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to each Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease in value. The segregation requirement can result in each Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so. Whenever a Fund is required to establish a segregated account, notations on the books of the Company’s custodian or fund accounting agent are sufficient to constitute a segregated account.

Other Swap and Derivative Transactions. Each Fund may enter into total rate of return, credit default, or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline, or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing a Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by a Fund to reduce exposure to an owned asset without selling it.

Because the Funds may not own certain Reference Assets, a Fund may not have any voting rights with respect to such Reference Assets, and in such cases all decisions related to the obligors or issuers of such Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in a gain for a Fund had the swap or other derivative not been utilized (in which case it would have been better had a Fund not engaged in the transaction), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to a Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the instrument utilized, which may make it difficult for a Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives present certain legal, tax and market uncertainties. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment.

Regulation of Derivative Transactions as Swaps or Security-Based Swaps. Title VII of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted in July 2010 the “Derivatives Title”, includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange-traded) derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by the Fund are regulated as swaps by the CFTC or regulated as security-based swaps by the SEC (collectively, “swaps”).

The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Funds is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

Recently, new regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change each Fund’s trading of Covered Swaps. With respect to mandatory central clearing, each Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Adviser may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Fund. In either scenario, the Adviser and/or the Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

Additionally, the Regulators plan to finalize proposed regulations that would require swap dealers to collect from the Fund initial margin and variation margin for uncleared derivatives transactions and that would impose upon swap dealers certain new capital requirements. These requirements, when finalized, may make certain types of trades and/or trading strategies more costly.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Adviser cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Limitations on the Purchase and Sale of Futures Contracts and Options and on Futures Contracts. Subject to the guidelines of the Board, each Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC. CFTC Rule 4.5, upon which the Fund relies to avoid having its adviser register with the CFTC as a “commodity pool operator” imposes certain commodity interest trading restrictions on the Fund. These trading restrictions permit each Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Fund not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Investment Adviser was required to register as a commodity pool operator with respect to the Fund, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

1940 Act Limitations. To the extent the terms of derivatives transactions obligate a Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of derivatives transactions obligate a Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), or considered borrowings subject to the Fund’s limitations on borrowings, but may create leverage for the Fund. To the extent that a Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to a 300% asset coverage requirement pursuant to 1940 Act requirements.

These earmarking, segregation or cover requirements can result in a Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Market Disruption and Geopolitical Risk

The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, the outbreak of infectious diseases such as Ebola or the Zika Virus, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the recent Greek crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the European Economic and Monetary Union, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect each Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair each Fund’s ability to achieve its investment objective.

Government Intervention in Financial Markets Risk

The U.S. government and certain foreign governments and their regulatory agencies or self-regulatory organizations have in the past taken, and may in the future take, legislative and regulatory actions that may affect each Fund, its securities and/or the Fund’s investments. Such legislation or regulation may change the way in which each Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. The Dodd-Frank Act contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives, the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Adviser and each Fund. The Adviser may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting each Fund, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Adviser and each Fund may be affected by governmental action in ways that are unforeseeable.

Additionally, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase each Fund’s expenses and impact its returns or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

Special Risks Related to Cyber Security

Each Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT RESTRICTIONS

Each Fund’s investment objective and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the applicable Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of (1) 67% of such Fund’s voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are represented in person or by proxy, or (2) more than 50% of the subject Fund’s outstanding voting securities. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy. Under such restrictions, each Fund may not:

1.	Issue senior securities, except that each Fund may borrow money, including on margin if margin securities are owned and enter into reverse repurchase agreements in an amount up to 33 1⁄3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that each Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, and similar investment strategies. Each Fund’s obligations under reverse repurchase agreements and the foregoing investment strategies are not treated as senior securities;

2.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

3.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

4.	Invest for the purpose of exercising control over management of any company;

5.	Purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities, publicly traded real estate investment trusts, and similar instruments; or

6.	Purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas, or mineral interests.

The Global Telecommunications Fund has a non-fundamental concentration policy that the Fund may not invest more than 25% of the value of its total assets in any particular industry other than the telecommunications-related industry in which the Fund shall so concentrate at least 25% of its total assets (this restriction does not apply to obligations issued or guaranteed by the U.S. government of its agencies or its instrumentalities). This concentration policy may not be changed without stockholder approval in accordance with Section 13 (a)(3) of the 1940 Act. At the next meeting of stockholders of the Global Telecommunications Fund, the Board of the Corporation will present a proposal to stockholders of the Global Telecommunications Fund seeking stockholder approval of this concentration policy as a fundamental policy of the Global Telecommunications Fund, purusant to an undertaking given by the Corporation to the SEC.

Each of the Global Growth Fund, the Global Opportunity Fund, and the GRID Fund has a non-fundamental concentration policy that each such Fund may not invest more than 25% of the value of its total assets in any particular industry. This concentration policy may not be changed without stockholder approval in accordance with Section 13(a)(3) of the 1940 Act. At the next meetings of stockholders of each of the Global Growth Fund, the Global Opportunity Fund, and the GRID Fund, the Board of the Corporation will present a proposal to stockholders of the Global Growth Fund, the Global Opportunity Fund, and the GRID Fund seeking stockholder approval of an appropriate concentration policy as a fundamental policy of the applicable Fund.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Funds. The Funds and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds’ portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Funds (collectively, “Portfolio Holdings Information”). In addition, the Funds and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Funds’ website or filed as part of a required filing on Form N-Q or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes that has agreed to keep such information confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be “interested persons”, as defined in the 1940 Act (the “Independent Directors”). These policies further provide that no officer of the Funds or employee of the Adviser shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or the Chief Executive Officer or General Counsel of the Adviser.

Under the foregoing policies, the Funds may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Funds;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

3.	To service providers of the Funds, as necessary for the performance of their services to the Funds and to the Board, where such entity has agreed to keep such data confidential at least until it has been made public by the Adviser. The Funds’ current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

5.	To certain brokers, dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Funds and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Funds, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Funds make information about their portfolio securities available to their administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to their typesetter on a quarterly basis with a ten day time lag, to their financial printers on a quarterly basis with a forty-five day time lag, and to their independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Funds’ administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Funds’ proxy voting service is Broadridge Financial Solutions, Inc. R.R. Donnelley and Data Communiqué provide typesetting services for the Funds, and the Funds select from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than arrangements with the Funds’ service providers and proxy voting service, the Funds have no ongoing arrangements to make available information about the Funds’ portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Funds that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Funds, nor the Adviser, nor any of the Adviser’s affiliates, will accept on behalf of itself, its affiliates, or the Funds any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board will review such arrangements annually with the Funds’ Chief Compliance Officer.

DIRECTORS AND OFFICERS

Under Maryland law, the Corporation’s Board is responsible for establishing the Corporation’s policies and for overseeing the management of the Corporation. The Board also elects the Corporation’s Officers who conduct the daily business of the Corporation. Information pertaining to the Directors and Executive Officers of the Corporation is set forth on the following page:

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During Past Five Years(4)

INTERESTED DIRECTORS(5):

Mario J. Gabelli, CFA Chairman and Chief Investment Officer Age: 73	Since 1993	29	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition, Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 71	Since 1993	10	Senior Vice President of G.research, LLC	—

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During Past Five Years(4)

INDEPENDENT DIRECTORS(6):

E. Val Cerutti Director Age: 76	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita (7) Director Age: 80	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	__

Arthur V. Ferrara Director Age: 85	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 – 1995)	__

Werner J. Roeder Director Age: 75	Since 1993	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	__

Anthonie C. van Ekris(7) Director Age: 81	Since 1993	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	__

Salvatore J. Zizza(7)(8) Director Age: 70	Since 2004	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Andrea R. Mango Secretary Age: 44	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

(1)	Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
(2)	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”) ( i.e., public companies) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli are each considered to be an “interested person” because of their affiliation with the Fund’s Adviser and G.research, LLC, an affiliate of the Adviser, which executes portfolio transactions for the Fund. Messrs. Mario J. Gabelli and John D. Gabelli are brothers.
(6)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors.

(7)	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of the GAMCO Mathers Fund and the Comstock Capital Value Fund, which are part of the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master Ltd. and GAMCO International SICAV, and Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
(8)	On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Funds. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the 1934 Act.

The Board believes that each Director’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Funds’ independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his duties effectively also has been enhanced by education, professional training, and experience.

Interested Directors

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc., each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director, and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc., (“Associated Capital”), a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He also serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

John D. Gabelli. Mr. Gabelli is a Senior Vice President of G.research,LLC (“G.research”), an institutional research and brokerage firm which is an affiliate of the Adviser. He is President of John Gabelli Inc., a general partner of two investment partnerships, and has over thirty-five years of experience in the asset management industry. He serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. He also sits on the boards of various charitable foundations including the Mount Vernon Police Foundation.

Independent Directors

E. Val Cerutti. Mr. Cerutti is Chief Executive Officer of Cerutti Consultants, Inc. Mr. Cerutti serves on the board of another fund in the Fund Complex. He formerly served as a director of The LGL Group, Inc., a diversified manufacturing company. Mr. Cerutti was President and Chief Operating Officer of Stella D’oro Biscuit Co., and served on the board of advisers of the Hagan School of Business of Iona College. He has served as a consultant to several venture capital groups. Mr. Cerutti has a Bachelor’s degree from Fordham University and M.B.A. from Iona College.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty-five years of experience. He is Chairman of the Corporation’s Audit and Nominating Committees and a member of the Corporation’s ad hoc Proxy Voting Committee. Mr. Colavita serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars each. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor’s degree from Fairfield University and Juris Doctor from Fordham University School of Law.

Arthur V. Ferrara. Mr. Ferrara is the former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America, and served on the boards of The Guardian Insurance and Annuity Company and funds managed by Guardian Investor Services Corporation. Mr. Ferrara is a member of the Corporation’s Audit and ad hoc Proxy Voting Committees, and is a member of one of the multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He is a former Chairman of the Life Insurance Council of New York Inc. Mr. Ferrara received his Bachelor’s degree in Business Administration from the College of the Holy Cross.

Werner J. Roeder, M.D. Dr. Roeder is a practicing private physician with over forty-five years of experience and former Medical Director of Lawrence Hospital Center in Bronxville, New York. As Vice President of Medical Affairs at Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. Dr. Roeder is the Chairman of the Corporation’s ad hoc Proxy Voting Committee, a member of the Corporation’s Nominating and Audit Committees, and a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company, for over twenty years. He serves on the boards of other funds in the Gabelli/GAMCO Fund Complex and as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. Mr. Zizza serves as Lead Independent Director of the Corporation and is a member of the Corporation’s Audit and Nominating Committees, and has been designated as the audit committee financial expert. He is also a member of both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, Mr. Zizza is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Funds rests with the Board. The Board has appointed Mr. Enright as the lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors.

The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Funds. The Board also has an ad hoc Proxy Voting Committee. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Fund’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds. The ad hoc Proxy Voting Committee meets periodically on an as-needed basis to consider such matters. Each of the Nominating, Audit, and ad hoc Proxy Voting Committees are entirely comprised of Independent Directors. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex. The Fund Complex also has a separate ad hoc multi-fund Compensation Committee relating to the compensation of certain officers of the closed end funds in the Fund Complex, and some of the Corporation’s Directors may from time to time also serve on this separate committee.

All of the Directors other than Messrs. Mario J. Gabelli and John D. Gabelli are Independent Directors, and the Board believes they are able to provide effective oversight of the Funds’ service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Funds’ operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Funds are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Funds through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, being undertaken by the Funds, and the Audit Committee discusses the Funds’ risk management and controls with the independent registered public accounting firm engaged by the Funds. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding compliance matters relating to the Funds and their major service providers, including results of the implementation and testing of the Funds’ and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Funds’ risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Funds because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes in its discretion at any time.

Board Committees

The Board has established two standing committees in connection with its governance of the Corporation: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Corporation does not have a standing Compensation Committee (although some of the individuals who are Directors of the Funds participate in the multi-fund ad hoc Compensation Committees described above).

The Corporation’s Audit Committee consists of four members: Messrs. Colavita (Chairman), Ferrara, and Zizza, and Dr. Roeder, who are Independent Directors of the Corporation. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on February 22, 2016. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of a Fund, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds’ financial statements and the audit thereof, and to act as a liaison between the Board and the Corporation’s independent registered public accounting firm. During the fiscal year ended December 31, 2015, the Audit Committee met twice.

The Corporation’s Nominating Committee consists of three members: Messrs. Colavita (Chairman) and Zizza, and Dr. Roeder, who are Independent Directors of the Funds. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Corporation. The Nominating Committee did not meet during the fiscal year ended December 31, 2015. The Corporation does not have a standing compensation committee.

The Corporation’s ad hoc Proxy Voting Committee consists of three members: Dr. Roeder (Chairman), and Messrs. Colavita and Ferrara, who are Independent Directors of the Funds. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Funds’ Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended December 31, 2015.

Director Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director as of December 31, 2015.

Name of Director	Fund	Dollar Range of Equity Securities Held in each Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*

INTERESTED DIRECTORS:

Mario J. Gabelli, CFA	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	D E E E	E
John D. Gabelli	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	A A A A	E

INDEPENDENT DIRECTORS:

E. Val Cerutti	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	A A A A	E
Anthony J. Colavita	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	D E C C	E
Arthur V. Ferrara	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	B D A A	E
Werner J. Roeder	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	D A A A	E

Name of Director	Fund	Dollar Range of Equity Securities Held in each Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*

Anthonie C. van Ekris	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	B B B B	E
Salvatore J. Zizza	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	A A A A	E

*	Key to Dollar Ranges – Information as of December 31, 2015
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2015, by certain Independent Directors or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$4,936	*
Anthony J. Colavita	Same	The LGL Group, Inc.	Warrants	$67	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$893,574	*
Werner J. Roeder	Same	Gabelli Associates Fund II, L.P.	Membership Interests	$540,974	*
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$134,400	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$5,920	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Warrants	$80	*
Anthonie C. van Ekris	Same	CIBL Inc.	Common Stock	$31,200	*

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Anthonie C. van Ekris	Same	ICTC Group, Inc.	Class A Shares	$52	*
Anthonie C. van Ekris	Same	Morgan Group Holdings, Inc.	Common Stock	$360	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,140,593	*
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$2,140,593	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Director and Officer Compensation

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Independent Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds in the Fund Complex, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

The following table sets forth certain information regarding the compensation of the Corporation’s Directors. No Executive Officer or person affiliated with the Corporation received compensation in excess of $60,000 from the Funds for the fiscal year ended December 31, 2015.

Compensation Table

Aggregate Compensation from the Funds (Fiscal Year)

Name of Person and Position	Aggregate Compensation From the Funds*	Total Compensation From the Funds and Fund Complex**
INTERESTED DIRECTORS:
Mario J. Gabelli, CFA Chairman of the Board	$0	$0	(0)
John D. Gabelli Director	$0	$0	(0)
INDEPENDENT DIRECTORS:
E. Val Cerutti Director	$10,000	$40,000	(7)
Anthony J. Colavita Director	$15,000	$410,000	(36)
Arthur V. Ferrara Director	$12,000	$63,000	(8)
Werner J. Roeder Director	$11,969	$187,566	(23)
Anthonie C. van Ekris Director	$10,000	$193,500	(22)
Salvatore J. Zizza Director	$14,000	$317,500	(30)

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2015.
**	Represents the total compensation paid to such persons for the fiscal year ended December 31, 2015, by investment companies (including each Fund) or portfolios that are considered part of the same “fund complex” as the Funds because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios.

Code of Ethics

The Corporation, its Adviser, and the Distributor have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Funds.

Proxy Voting Policies

The Corporation, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, portfolio securities held by the Funds are to be voted in the best interests of the Funds.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services, Inc. (“ISS”), other third party services and the analysts of G.research will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Voting Guidelines. In these instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services or the Adviser’s Legal Department has identified the matter as one that: (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by G.research’s analysts. The Chief Investment Officer or G.research’s analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Adviser’s Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If the matter is one in which the interests of the clients of the Adviser may diverge, Counsel will so advise and the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will cast the deciding vote. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Where a proxy proposal raises a material conflict between the interests of the Funds’ shareholders on the one hand, and those of the Funds’ Adviser and/or the principal underwriters on the other hand, the conflict will be brought to the ad hoc Proxy Voting Committee to determine a resolution.

The Corporation files Form N-PX with each Fund’s complete proxy voting record for the twelve months ended June 30 no later than August 31 of each year. The Corporation’s filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of March 31, 2016, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of a Fund:

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
GLOBAL TELECOMMUNICATIONS FUND:
Class AAA
Charles Schwab & Co. Inc.	15.44%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customers
San Francisco, CA 94105-1905
National Financial Serv Corp.	8.90%	Beneficial*
For the Exclusive Benefit of
Our Customers
Jersey City, NJ 07310-2010
Class A
Trust Company of America	87.65%	Beneficial*
Englewood, CO 80155-6503
Class C
First Clearing LLC	20.88%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customers
St. Louis, MO 63103-2523
Morgan Stanley Smith Barney	17.14%	Record
Jersey City, NJ 07311
Pershing LLC	16.51%	Beneficial*
Jersey City, NJ 07399-0001
American Enterprise Inv Svcs.	15.50%	Record
Minneapolis, MN 55440-2405

National Financial Services, LLC	11.88%	Beneficial*
Jersey City, NJ 07310-2010
Class I
Bonnie Marsha Cohen	26.84%	Beneficial*
New York, NY 10075-0815
UBS WM USA	19.88%	Beneficial*
Omni Account M/F
ATTN Department Manager
Weehawken, NJ 07086-6761
Ascensus Trust Company FBO	17.57%	Beneficial*
Gabelli Funds 401(k) Profit Sharing
Fargo, ND 58106-0758
Merrill Lynch Pierce Fenner & Smith Inc.	15.61%	Beneficial*
For the Sole Benefit of its Customers
Jacksonville, FL 32246-6484
Morgan Stanley Smith Barney	8.24%	Record
Jersey City, NJ 07311
First Clearing LLC	7.04%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customer
St. Louis, MO 63103-2523
GLOBAL GROWTH FUND:
Class AAA
Charles Schwab & Co. Inc.	19.53%	Beneficial*
Special Custody Acct. FBO
Exclusive Benefit of Customers
Attn: Mutual Funds
San Francisco, CA 94105-1905
National Financial Serv. Corp	9.73%	Beneficial*
For the Exclusive Benefit of
Our Customers
Attn: Mutual Funds
Jersey City, NJ 07310-2010
Class A
National Financial Services, LLC	26.45%	Beneficial*
Jersey City, NJ 07310-2010

Morgan Stanley Smith Barney	15.33%	Record
Jersey City, NJ 07311
Pershing LLC	8.21%	Beneficial*
Jersey City, NJ 07399-0001
Raymond James	7.58%	Record
Omnibus for Mutual Funds
House Account Firm
St. Petersburg, FL 33716-1100
Class C
Morgan Stanley Smith Barney	23.90%	Record
Jersey City, NJ 07311
First Clearing LLC	18.03%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customers
St. Louis, MO 63103-2523
Raymond James	16.56%	Record
Omnibus for Mutual Funds
House Account Firm
St. Petersburg, FL 33716-1100
Merrill Lynch Pierce Fenner & Smith	13.54%	Beneficial*+
For the Sole Benefit of its Customers
Jacksonville, FL 32246-6484
Pershing LLC	7.99%	Record+
Jersey City, NJ 07303-2052
Class I
Morgan Stanley Smith Barney	37.68%	Record
Jersey City, NJ 07311
Ascensus Trust Company FBO	23.16%	Beneficial*
Gabelli Funds 401(k) Profit Sharing
Fargo, ND 58106-0758
First Clearing LLC	15.50%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customer
St. Louis, MO 63103-2523
Merrill Lynch Pierce Fenner & Smith Inc.	12.21%	Beneficial*
For the Sole Benefit of its Customers
Jacksonville, FL 32246-6484

UBS WM USA	7.71%	Beneficial*
Omni Account M/F
ATTN Department Manager
Weehawken, NJ 07086-6761
GLOBAL OPPORTUNITY FUND:
Class AAA
National Financial Serv. Corp.	14.33%	Beneficial*
For the Exclusive Benefit of
Our Customers
New York, NY 10281-5503
First Clearing LLC	12.29%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customers
St. Louis, MO 63103-2523
Charles Schwab & Co. Inc.	12.24%	Record
Reinvest Account
Attn: Mutual Funds
San Francisco, CA 94105-1905
Class A
Pershing LLC	40.58%	Record+
Jersey City, NJ 07303-2052
Steven Rothberg	15.18%	Record*
Quincy, MA 02169-6293
Douglas J. Vandenberg &	15.50%	Record
Deborah A. Vandenberg JT WROS
Commerce TWP, MI 48382-1349
National Financial Services	13.60%	Record
Jersey City, NJ 07310-2010
Class C
National Financial Services	57.78%	Beneficial*+
Jersey City, NJ 07310-2010
William F. Meier	18.66%	Record
Greendale, WI 53129-2668
Michael J. Meier	8.01%	Record
Kenosha, WI 53143-6406

Stifel Nicolaus & Co Inc	7.70%	Beneficial*
Saint Louis, MO 63102-2137
Class I
Gloria A. Calandrino	45.46	Record*
Middletown, NJ 07748-3200
Ascensus Trust Company FBO	27.42%	Beneficial*+
Gabelli Funds 401(k) Profit Sharing
Fargo, ND 58106-0758
GGCP Inc.	20.95%	Record+
Attn: Vice President
Greenwich, CT 06830-6556
GRID FUND:
Class AAA
First Clearing LLC	34.94%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customers
St. Louis, MO 63103-2523
Charles Schwab & Co. Inc.	5.07%	Record
Reinvest Account
Attn: Mutual Funds
San Francisco, CA 94105-1905
Class A
Raymond James	29.20%	Record
Omnibus for Mutual Funds
St. Petersburg, FL 33716-1100
National Financial Services	14.50%	Beneficial*+
Jersey City, NJ 07310-2010
American Enterprises Inv Svcs	11.54%	Record
Minneapolis, MN 55402-2405
Edward D Jones & Co Custodian	6.63%	Record
Houston, TX 77081-7306
LPL Financial	6.47%	Record
San Diego, CA 92121-1968

UBS WM USA	5.09%	Beneficial*
Omni Account M/F
Attn: Department Manager
Weehawken, NJ 07086-6761
Class C
First Clearing LLC	69.68%	Beneficial
Special Custody Acct FBO
Exclusive Benefit of Customer
St. Louis, MO 63103-2523
Pershing LLC	6.49%	Beneficial*
Jersey City, NJ 07399-0001
American Enterprises Inc Svcs	5.84%	Beneficial*
Minneapolis, MN 55402-2405
Class I
MJG Management LLC	37.09%	Record
Attn: Mario J Gabelli
Rye, NY 10580-1485
Attn Mutual Funds Admin	19.25%	Beneficial*
C/O Mellon Bank
SEI Private Trust Company
Oaks, PA 19456-9989
Mario J Gabelli	14.35%	Record
Greenwich, CT 06830-7072
E3M 2014 LLC	8.31%	Record
Attn: Mario J Gabelli
Rye, NY 10580-1485
MJG Associates Inc.	7.32%	Record+
Greenwhich, CT 06830-6556
GPJ Retirement Partners LLC	6.85%	Record
Rye, NY 10580-1485

*	Beneficial ownership is disclaimed.
+	Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.

(a) Includes shares indirectly owned by Mr. Gabelli as a result of his position as a controlling person of certain other shareholders of the GRID Fund, including shares held by GGCP and MJG Management LLC. The shares shown as beneficially owned by Mr. Gabelli include the shares owned by MJG Management LLC and GGCP in the table above.

As of March 31, 2016, Mario J. Gabelli directly or indirectly owned 86.46% of the outstanding shares of the GRID Fund and 9.78% of the outstanding shares of the Global Opportunity Fund. For as long as this investment in the GRID Fund represents a greater than 25% interest, Mr. Gabelli may be deemed to be a “control person” of such Fund, as that term is defined in the 1940 Act.

As of March 31, 2016, as a group, excluding Mario J. Gabelli and affiliates, the Directors and Officers of the Corporation owned less than 1% of the outstanding shares (aggregating all share classes of the respective Funds) of the Global Growth Fund, the Global Telecommunications Fund, the GRID Fund, and the Global Opportunity Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser is a New York limited liability company which serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $22.0 billion as of December 31, 2015. The Adviser is a registered adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of GBL. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, which holds a majority of the capital stock and voting power of GBL. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and The GAMCO Mathers Fund, and as sub-adviser to certain third party investment funds, which include registered investment companies having assets under management of approximately $16.5 billion as of December 31, 2015; Teton Advisors, Inc., with assets under management of approximately $1.7 billion as of December 31, 2015, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Gabelli Securities, Inc., a majority-owned subsidiary of Associated Capital, acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $947 million as of December 31, 2015; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $45 million as of December 31, 2015. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc. as of December 31, 2015. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Funds pursuant to Investment Advisory Agreements (the “Agreements”) which were initially approved by the Fund’s sole shareholder on September 23, 1993 for the Global Telecommunications Fund and January 18, 1994 for the Global Opportunity Fund and the GRID Fund. Pursuant to the Agreements, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes the day to day investment decisions for the Funds, arranges the portfolio transactions for each Fund and generally manages each Fund’s investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board. Under the Agreements, the Adviser also: (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds’ Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Funds by others, including BNY Mellon Investment Servicing (US) Inc. the Funds’ Sub-Administrator (the “Sub-Administrator” or “BNY Mellon”), the Funds’ Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Funds’ registration statement, prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds’ tax returns, and reports to each Fund’s shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the NAV of each class of shares of each Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Funds’ Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating each Fund’s NAV is an expense payable by each Fund pursuant to the Agreements. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, each Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended December 31, 2015, the Funds reimbursed the Adviser $45,000, $45,000, $0, and $0 for the Global Telecommunications Fund, the Global Growth Fund, the Global Opportunity Fund, and the GRID Fund, respectively, in connection with the cost of computing each Fund’s NAV.

Each Agreement provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Funds or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Agreements provide that the Funds are not waiving any rights they may have with respect to any violation of law which cannot be waived. The Agreements also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Agreements in no way restrict the Adviser from acting as adviser to others. The Funds have agreed by the terms of the Agreements that the word “Gabelli” in its name, as applicable, is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. Each Fund has further agreed that in the event, for any reason, the Adviser ceases to be its investment adviser, the relevant Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

By its terms, each Agreement will remain in effect from year to year, provided each such annual continuance is specifically approved by the Corporation’s Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors cast in person at a meeting called specifically for the purpose of voting on the continuance of the Agreements. The Agreements are terminable without penalty by the Corporation on behalf of each Fund on sixty days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

As compensation for the Adviser’s services and related expenses borne by the Adviser, the Funds pay the Adviser a fee, computed daily and payable monthly, at the annual rate of 1.00% of each Fund’s average daily net assets, payable out of each Fund’s net assets and allocable to each class on the basis of the assets attributable to such class. For the fiscal years ended December 31, 2013, December 31, 2014, and December 31, 2015, each Fund paid investment advisory fees to the Adviser amounting to:

Advisory Fees Earned and Advisory Fees Waived and Expenses

Reimbursed to the Funds for the Year Ended December 31

	2013		2014		2015
	Earned	Fees Waived and Expenses Reimbursed	Earned	Fees Waived and Expenses Reimbursed	Earned	Fees Waived and Expenses Reimbursed
Global Telecommunications Fund	$1,275,208	$0	$1,321,494	$0	$1,159,327	$0
Global Growth Fund*	$726,825	$0	$837,449	$3,489	$860,049	$12,486
Global Opportunity Fund**	$110,183	$81,933	$117,415	$85,469	$107,534	$75,568
GRID Fund***	$151,995	$45,891	$180,150	$16,424	$447,941	$(62,315)

*	During the period from January 1, 2015 through December 31, 2015, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the Global Growth Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.00% on an annualized basis for Class I shares.
**	During the period from January 1, 2015 through December 31, 2015, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the Global Opportunity Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.00%, 2.75%, and 1.00% on an annualized basis for Class AAA, Class A, Class C, and Class I shares, respectively.
***	During 2013, 2014 and 2015, the Adviser contractually agreed to waive its investment advisory fees and/or reimburse expenses of the GRID Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.00%, 2.75%, and 1.75% on an annualized basis for Class AAA, Class A, Class C, and Class I shares, respectively.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses to the extent necessary to maintain annual total operating expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at an annual rate of 2.00%, 2.00%, 2.75%, and 1.75% of the value of average daily net assets for Class AAA, Class A, Class C, and Class I shares of the GRID Fund, 2.00%, 2.00%, 2.75%, and 1.00% of the value of average daily net assets for Class AAA, Class A, Class C, and Class I shares of the Global Opportunity Fund, and 1.00% of the value of the average daily net assets for Class I shares of the Global Growth Fund. These fee waiver and expense reimbursement arrangements will be in effect at least until May 1, 2017. Such arrangements may be terminated only by the Board before such time. In addition, each of the GRID Fund, the Global Opportunity Fund and the Global Growth Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, the adjusted annual total operating expenses would not exceed an annual rate of 2.00%, 2.00%, 2.75%, and 1.75% of its average daily net assets for Class AAA, Class A, Class C, and Class I shares of the GRID Fund, 2.00%, 2.00%, 2.75%, and 1.00% of its average daily net assets for Class AAA, Class A, Class C, and Class I shares of the Global Opportunity Fund, and 1.00% of its average daily net assets for the Class I shares of the Global Growth Fund. During such Funds’ fiscal years ended December 31, 2013, 2014 and 2015 the Global Opportunity Fund was reimbursed by the Adviser in the amounts of $81,933, $85,469 and $75,568 respectively, and the GRID Fund was reimbursed by the Adviser in the amounts of $45,891, $16,424 and $0 respectively.

Portfolio Manager Information

Other Accounts Managed

The table below provides summary information regarding other accounts for which the portfolio managers were primarily responsible for the day to day management during the fiscal year ended December 31, 2015.

GAMCO Global Telecommunications Fund

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies:	24	$21.3 billion	6	$4.4 billion
	Other Pooled Investment Vehicles:	29	$900.5 million	18	$795.6 million
	Other Accounts:	1,634	$15.1 billion	20	$1.7 billion

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Sergey Dlzuhevskiy, CPA, CFA	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	3	$649,900	0	$0
Evan Miller, CFA	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1	$32,600	0	$0

GAMCO Global Growth Fund

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Howard F. Ward, CFA	Registered Investment Companies:	1	$525.0 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	22	$224.0 million	0	$0
Caesar M.P. Bryan	Registered Investment Companies:	5	$1.3 billion	0	$0
	Other Pooled Investment Vehicles:	2	$3.2 million	2	$3.2 million
	Other Accounts:	19	$90.5 million	0	$0

GAMCO Global Opportunity Fund

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Caesar M.P. Bryan	Registered Investment Companies:	5	$1.1 billion	0	$0
	Other Pooled Investment Vehicles:	2	$2.3 million	2	$2.3 million
	Other Accounts:	22	$240.3 million	0	$0

Gabelli Global Rising Income and Dividend Fund

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies:	24	$21.3 billion	6	$4.4 billion
	Other Pooled Investment Vehicles:	29	$900.5 million	18	$795.6 million
	Other Accounts:	1,634	$15.1 billion	20	$1.7 billion

*	For each portfolio manager, the above chart represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. Certain assets included under “Other Accounts” may be invested in Registered Investment Companies or Other Pooled Investment Vehicles primarily managed by the portfolio manager and therefore may be duplicated.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio managers also have day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio managers manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of their other accounts.

Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he or she supervises. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other account. Because of Mr. Gabelli’s position with the Distributor and his indirect ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Funds even if using the Distributor is not in the best interest of the Funds.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he/she manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit the portfolio managers. In the case of Mr. Bryan, Mr. Ward, and Mr. Gabelli, the Adviser’s compensation (and expenses) for managing a particular Fund are marginally greater as a percentage of assets than for certain other accounts managed by them, while their compensation structure is the same for all accounts managed by them.

The Adviser and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure for Portfolio Managers other than Mario J. Gabelli

The compensation of the portfolio managers for the Funds other than Mr. Gabelli is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation, and in the case of Messrs. Miller and Dluzhevskiy, discretionary bonuses. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the respective Fund. Mr. Bryan and Mr. Ward receive similar incentive based on variable compensation for managing other accounts for GAMCO Asset Management, Inc. based on gross revenue.

Mr. Bryan also receives compensation for managing other accounts for Gabelli & Partners, LLC, an affiliate of the Adviser, is based on a percentage of net revenues received by the adviser for managing the accounts. Compensation for managing accounts that have a performance based fee will have two components. One component is based on a percentage of net revenues received by the adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager(s).

These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

Compensation Structure for Mario J. Gabelli

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Global Telecommunications Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GBL. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options.

Ownership of Shares in the Funds

Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each of the portfolio managers:

Name	Fund	Dollar Range of Equity Securities Held in each Fund*
Mario J. Gabelli, CFA	Global Telecommunications Fund GRID Fund	D G
Caesar M.P. Bryan	Global Growth Fund Global Opportunity Fund	A C
Sergey Dluzhevskiy, CPA, CFA	Global Telecommunications Fund	A
Evan Miller, CFA	Global Telecommunications Fund	A
Howard F. Ward, CFA	Global Growth Fund	E

*	Key to Dollar Ranges- Information as of December 31, 2015
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon, which is located at 301 Bellevue Parkway, Wilmington, DE 19809. Under the Sub-Administration Agreement, the Sub-Administrator: (a) assists in supervising all aspects of the Corporation’s operations except those performed by the Adviser under its advisory agreements with the Funds; (b) supplies the Corporation with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of each Fund’s shares, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Corporation Board meetings, including the mailing of all Board materials and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing each Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Funds’ investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Corporation in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion – 0.0275%; $10 billion to $15 billion – 0.0125%; over $15 billion – 0.0100%; and over $20 billion – 0.008%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expense to the Funds.

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Corporation’s legal counsel.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, New York, 10036-6530, independent registered public accounting firm, has been selected to audit the Funds’ annual financial statements.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for each Fund’s cash and securities. Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street located at The BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street, and acts as each Fund’s transfer agent and dividend disbursing agent. Neither BFDS or State Street assists in or is responsible for investment decisions involving assets of the Funds.

Distributor

To implement the Funds’ Rule 12b-1 Plans, each Fund has entered into an Amended and Restated Distribution Agreement with G.distributors, a Delaware limited liability company which is a wholly owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Funds for the continuous offering of their shares on a best efforts basis.

Set forth in the tables below are the amounts of sales commissions and underwriting fees of Class A shares and contingent deferred sales charges (“CDSCs”) for Class A and Class C shares received and retained by the Distributor for the past three fiscal years:

Sales Commissions for the Years Ended December 31,

Global Telecomm- unications Fund	2013		2014		2015
Share Class	Commissions	Retained by Distributor	Commissions	Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	$7,473	$1,073	$5,165	$775	$557	$109
Class A CDSCs	$0	$0	$0	$0	$0	$0
Class C CDSCs	$207	$207	$5	$5	$916	$916

Sales Commissions for the Years Ended December 31,

Global Growth Fund	2013		2014		2015
Share Class	Commissions	Retained by Distributor	Commissions	Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	$9,576	$1,466	$49,378	$7,082	$22,366	$3,568
Class A CDSCs	$0	$0	$0	$0	$4,643	$4,643
Class C CDSCs	$300	$300	$159	$159	$190	$190

Sales Commissions for the Years Ended December 31,

Global Opportunity Fund	2013		2014		2015
Share Class	Commissions	Retained by Distributor	Commissions	Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	$1,811	$233	$100	$75	$238	$38
Class A CDSCs	$0	$0	$0	$0	$0	$0
Class C CDSCs	$0	$0	$0	$0	$0	$0

Sales Commissions for the Years Ended December 31,

GRID Fund	2013		2014		2015
Share Class	Commissions	Retained by Distributor	Commissions	Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	$1,852	$243	$5,028	$758	$550	$72
Class A CDSCs	$0	$0	$0	$0	$0	$0
Class C CDSCs	$0	$0	$15	$15	$25	$25

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor during the fiscal year ended December 31, 2015:

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions*	Other Compensation
Global Telecommunications Fund	$109	$916	$9,411	$0
Global Growth Fund	$3,568	$4,836	$52	$0
Global Opportunity Fund	$38	$0	$399	$0
GRID Fund	$72	$25	$24,826	$0

*	Amounts of brokerage commissions were received and retained by G.research, an affiliate of the Distributor, which received no other compensation from the Fund.

DISTRIBUTION PLANS

Each Fund has adopted a separate distribution and service plan (each, a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each Fund’s Class AAA, Class A, and Class C shares. Payments may be made by each Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which a Fund may finance without a distribution plan, a Fund may also make payments to finance such activity outside of the Plans and not be subject to their limitations. Payments under the Plans are not dependent on distribution expenses actually incurrred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly, a portion of the payments by each Fund may be used indirectly to finance distribution activities on behalf of other funds in the Fund Complex, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of each Fund. The Plans are intended to benefit the Funds, among other things, by increasing its assets and thereby reducing the Funds’ expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Corporation’s Board, including a majority of the Independent Directors. No Plan may be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under each Plan and the purpose for which such expenditures were made.

Pursuant to the Plans, each Fund pays the Distributor 0.25% of its average daily net assets of Class AAA shares and Class A shares and 1.00% of its average daily net assets of Class C shares. Due to the possible continuing nature of Rule 12b-1 payments, long term investors may pay more than the economic equivalent of the maximum front end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Amended and Restated Distribution Agreements, each Fund appoints the Distributor as its general distributor and exclusive agent for the sale of a Fund’s shares. Each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually by the Corporation’s Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party thereto upon sixty days written notice.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.

Set forth in the table below are the distribution expenses incurred by category by the Distributor during the fiscal year ended December 31, 2015:

	Global Telecommunications Fund	Global Growth Fund	Global Opportunity Fund	GRID Fund
Advertising and Promotion	$12,100	$9,900	$1,300	$2,200
Printing, Postage and Stationery	$3,700	$3,200	$400	$600
Overhead Support Expenses	$4,800	$4,200	$500	$900
Advanced Commissions	$0	$0	$0	$0
Salaries of Personnel of Distributor	$39,400	$38,900	$5,200	$10,300
Third Party Servicing Fees	$109,200	$93,400	$12,000	$12,800

For the fiscal year ended December 31, 2015, the Global Telecommunications Fund, the Global Growth Fund, the Global Opportunity Fund, and the GRID Fund made payments of $289,267, $222,049, $24,984, and $26,552, respectively, to the Distributor. The Plan compensates the Distributor regardless of its expense and may contain a profit element.

Distribution Costs and Expenses

Incurred for the Year Ended December 31, 2015

	Class AAA	Class A	Class C
Global Telecommunications Fund	$281,262	$2,547	$5,458
Global Growth Fund	$193,074	$9,999	$18,976
Global Opportunity Fund	$24,068	$479	$437
GRID Fund	$22,996	$1,427	$2,129

The amounts included in the previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, each Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses each Fund would incur in maintaining shareholder accounts for those who invest in the respective Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

The following table provides the dates that each Fund’s class of shares were first offered to the public:

	Class AAA	Class A	Class C	Class I
Global Telecommunications Fund	11/1/1993	3/12/2000	6/2/2000	1/11/2008
Global Growth Fund	2/7/1994	3/2/2000	3/12/2000	1/11/2008
Global Opportunity Fund	5/11/1998	3/12/2000	11/23/2001	1/11/2008
GRID Fund	2/3/1994	5/2/2001	11/26/2001	1/11/2008

Shares of each Fund may also be purchased through shareholder agents that are not affiliated with the Funds or the Distributor. There is no sales or service charge imposed by the Funds other than as described in the Funds’ prospectus under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by each Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of each Fund’s shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase such shares of each Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Corporation had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among any of these Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

Under the Agreements, the Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.distributors, a broker-dealer member of FINRA and an affiliate of the Adviser; and (2) pay commissions to brokers other than G.distributors, which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Funds or other investment funds managed by the Adviser and its affiliates by brokers, including G.distributors, as a factor in its selection of brokers or dealers for each Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Funds or the Adviser of the type described in Section 28(e) of the 1934 Act, as amended. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Funds effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided, and based on such determinations the Adviser allocated brokerage commissions of $1,550 for Global Telecommunications Fund, $81,173 for Global Growth Fund, $3,060 for Global Opportunity Fund, and $1,700 for GRID Fund, respectively, on portfolio transactions in the principal amount of $724,785 for Global Telecommunications Fund, $83,444,425 for Global Growth Fund, $1,768,161 for Global Opportunity Fund, and $1,549,936 for GRID Fund, respectively, during the fiscal year ended December 31, 2015. The average commission on these transactions was $0.050, $0.048, $0.008, and $0.050 per share for Global Telecommunications Fund, Global Growth Fund, Global Opportunity Fund, and GRID Fund, respectively. In determining the broker or dealer to be used to execute a particular portfolio transaction, the Funds do not take into account whether such broker or dealer sells shares of the Funds or other Gabelli funds or the amount of such sales.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to a Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research, when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted policies which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those G.research charges its most favored customers on similar transactions. Rule 17e-1 and the policies contain requirements that the Board, including the Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedules at least quarterly for continuing compliance with the foregoing standard. The Adviser and G.research are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or through the Designated Order Turnaround (“DOT”) System of the NYSE. Such transactions are then cleared, confirmed to each Fund for the account of G.research, and settled directly with the Custodian of the Funds by a clearing house member firm which remits the commission less its clearing charges to G.research. G.research may also effect each Fund’s portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Funds on the floor of any exchange, provided: (i) the Funds’ Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Funds of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding each Fund’s payment of brokerage commissions for the past three fiscal years ended December 31 as indicated:

	Fiscal Year Ended December 31, 2013	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2015
Global Telecommunications Fund
Total brokerage commissions paid by the Fund†	$17,473	$15,866	$19,726
Total brokerage commissions paid by the Fund to G.research	$10,780	$5,036	$9,411
% of total brokerage commissions paid to G.research	62%	32%	47.71%
% of principal amount of transactions involving commissions effected through G.research	83%	21.87%	28.57%
Global Growth Fund
Total brokerage commissions paid by the Fund†	$41,849	$56,997	$91,108
Total brokerage commissions paid by the Fund to G.research	$1,257	$969	$52
% of total brokerage commissions paid to G.research	3%	2%	0.06%
% of principal amount of transactions involving commissions effected through G.research	7%	4%	0.28%
Global Opportunity Fund
Total brokerage commissions paid by the Fund†	$2,249	$4,281	$3,461
Total brokerage commissions paid by the Fund to G.research	$45	$210	$399
% of total brokerage commissions paid to G.research	2%	5%	11.53%
% of principal amount of transactions involving commissions effected through G.research	3%	15.46%	21.27%

GRID Fund
Total brokerage commissions paid by the Fund	$17,337	$12,518	$43,499
Total brokerage commissions paid by the Fund to G.research	$6,002	$6,149	$24,826
% of total brokerage commissions paid to G.research	35%	49%	57.07%
% of principal amount of transactions involving commissions effected through G.research	31%	42.33%	83.76%

†	The Global Telecommunications Fund’s total commissions fell over the past three years primarily due to changes in the Fund’s net assets and portfolio turnover. The Global Growth Fund’s total commissions varied over the past three years primarily due to decreases in the Fund’s net assets and increases in portfolio turnover. The Global Opportunity Fund’s total commissions fell over the past three years primarily due to decreases in net assets. The GRID Fund’s total commissions varied over the past three years primarily due to fluctuations in the Fund’s net assets and increases in portfolio turnover.

*	The difference between the percentage of total commissions paid to G.research versus the percentage of the principal amount of commissionable trades done through G.research can be attributable to the lower commissions per share paid on NASDAQ securities executed on Electronic Trading Networks and foreign securities transactions versus the commission rates on exchange-traded securities. G.research only executed transactions on exchange-listed securities, and the rates per share on such securities are often determined without regard to the principal amount of the transaction, which led to the differences noted.

During the fiscal year ended December 31, 2015, the following Funds purchased securities of their regular brokers or dealers and the holdings at the end of the fiscal year ended December 31, 2015 are:

Fund	Name of Regular Broker or Dealer or Parent (Issuer)	Shares	Aggregate Market Value
Global Growth Fund	JP Morgan Chase & Co.	25,800	$1,703,574
GRID Fund	Bank of New York Mellon Corp.	10,000	$412,200

During their fiscal year ended December 31, 2015, The GAMCO Global Telecommunications Fund and The GAMCO Global Opportunity Fund did not acquire securities of their regular broker-dealers or their parents.

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining each Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. No Fund will distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for shares of any Fund (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of that Fund’s shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and that Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder’s name, or by seeking other redress. If that Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.

The Funds impose a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within seven days after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Funds’ prospectus. The fee is not a sales charge (load) and is paid directly to the respective Fund and not the Adviser or Distributor.

DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of each Fund. The NAV of Class C shares of each Fund, as applicable, will generally be lower than the NAV of Class A, Class I, or Class AAA shares, as applicable, as a result of the higher service and distribution-related fees to which Class C shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining each of the Fund’s NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the OTC market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: (i) analysis and review of available financial and non-financial information about the company, (ii) comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value of American Depositary Receipts, securities at the close of the U.S. exchanges; and (iii) evaluation of any other information that could be indicative of the value of the security.

The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Corporation’s Board. Additional information on fair valuation is provided in the Funds’ prospectus under “Pricing of Fund Shares.”

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

ADDITIONAL INFORMATION CONCERNING TAXES

General

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of shares of the Funds by U.S. persons who hold their shares as capital assets (generally, assets held as investments). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. No ruling has been or will be sought from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of shares of the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Funds

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of a Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III)

any one or more qualified publicly traded partnerships. As a regulated investment company, each Fund will generally not be subject to Federal income tax on its investment company taxable income (including net short term capital gains) and net long term capital gains that it distributes to its shareholders, provided that at least 90% of the Fund’s investment company taxable income for the taxable year is distributed (or deemed distributed) in that taxable year. Any income or gains retained by a Fund will be subject to regular corporate-level income taxes. If a Fund were to fail to meet its annual distribution requirement or otherwise fail to qualify as a regulated investment company in any given year, that Fund would be subject to U.S. federal income tax at regular corporate rates on all of its taxable income and gains in that year.

Each Fund will determine either to distribute or to retain for reinvestment all or part of any net long term capital gains. If any such gains are retained by any Fund, that Fund will be subject to tax on such retained amount. In that event, each Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as net long term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of that Fund by an amount equal to the amount of undistributed capital gains included in such shareholder’s gross income net of such tax.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November, or December of that year, payable to shareholders of record on a date during such month and paid by that Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses for the one year period generally ending on October 31 of the calendar year, (unless an election is made by a Fund with a November or December year end to use the Fund’s fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed. To avoid application of the excise tax, the Funds intend to make distributions in accordance with calendar year distribution requirements.

On December 31, 2015, the Global Opportunity Fund’s utilized capital loss carryforwards of $556,614.

On December 31, 2015, the GRID Fund had unused capital loss carryforwards for Federal income tax purposes of $610,848 that is available through 2016. As a result of an “ownership change” that the GRID Fund has undergone, such capital loss carryforwards are subject to an annual limitation but are otherwise available to be applied against future net capital gains of the GRID Fund.

Gains or losses on the sale of securities by each Fund will be long term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short term capital gains or losses.

Certain options, futures contracts and options on futures contracts are “section 1256 contracts”. Any gains or losses on section 1256 contracts are generally considered 60% long term and 40% short term capital gains or losses (“60/40”). Also, section 1256 contracts held by each Fund at the end of each taxable year are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by each Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, each Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to each Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, and options on futures contracts.

Distributions

Distributions of investment company taxable income, whether paid in cash or reinvested in Fund shares, are taxable to U.S. shareholders as ordinary income. Properly designated distributions attributable to qualified dividends received by a Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at a reduced maximum rate of 20%, provided that certain holding period requirements are met. Properly designated dividends paid by a Fund may, subject to limitations, qualify for the deduction for dividends received by corporations to the extent a Fund’s income consists of certain dividends received from U.S. corporations. Properly designated distributions of net capital gain (which consist of the excess of net long term capital gains over net short term capital losses), if any, are taxable as long term capital gain, whether paid in cash or in shares and regardless of how long a shareholder has held its shares and are not eligible for the dividends received deduction. If a Fund’s distributions exceed Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to the extent of the shareholder’s basis in its shares (reducing the basis accordingly). Amounts exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares (capital gain, if the shareholder holds his shares as capital assets). Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of a Fund equal to the fair market value of such shares on the distribution date. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

Sales of Shares

Upon a redemption sale or exchange of shares, a shareholder generally will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long term, if the shareholder’s holding period for the shares is more than twelve months. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a sixty-one day period beginning thirty days before and ending thirty days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

An exchange from one share class within a Fund to another share class within the same Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund assets.

If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a “reinvestment right”), (ii) disposes such shares before the 91st day after the date on which the shares were acquired and (iii) before January 31 of the calendar year following such disposition, subsequently acquires shares in a Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder’s gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

Medicare Tax

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividend and other investment income, including dividends received from a Fund and capital gains from the sale or other disposition of a Fund’s stock.

Backup Withholding

Each Fund generally will be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number or Social Security number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s U.S. Federal income tax liability, if proper documentation is provided.

Foreign Withholding Taxes

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds’ assets to be invested in various countries is not known. A Fund having more than 50% of its total assets invested in securities of foreign governments or corporations can pass through to shareholders the amount of foreign taxes it pays.

Certain Reportable Transactions

If a shareholder recognizes, in any taxable year, a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts for combinations of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Distributions and sale or redemption proceeds may be subject to additional state, local, and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Furthermore, legislation enacted in 2010 and existing guidance thereunder require withholding at a rate of 30% on dividends in respect of, and after December 31, 2018, on gross proceeds from the sale or other disposition of, Fund shares held by “foreign financial institutions” (including foreign investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information about equity and debt interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. Similarly, dividends in respect of, and after December 31, 2018, gross proceeds from the sale or other disposition of, Fund shares held by an investor that is a non-financial foreign entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Fund that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. shareholders are encouraged to consult with their tax advisers regarding the possible implications of this legislation on their investment in the Fund.

Properly-designated ordinary income dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short term capital gains” (generally, the excess of a Fund’s net short term capital gain over a Fund’s long term capital loss for such taxable year). Depending on its circumstances, a Fund may designate all, some, or none of its potentially eligible dividends as such qualified net interest income or as qualified short term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). Investors should consult their own tax advisers regarding U.S. federal, state, local, and foreign tax considerations.

INVESTMENT PERFORMANCE INFORMATION

From time to time, the Funds may quote their performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Funds’ performance for any specified period in the future. In addition, when considering “average” total return figures for periods longer than one year, it is important to note that the Funds’ annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in any of these Funds with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing each Fund’s performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

In reports or other communications to shareholders or in advertising material, the Funds may compare their performance with that of other mutual funds as listed in the rankings prepared by Lipper, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding each Fund’s total return figures to the Distributor.

In its reports, investor communications, or advertisements, each Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of a portfolio manager of a Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting a Fund and its investments; and (ix) other information of interest to investors.

DESCRIPTION OF THE FUNDS’ SHARES

The Corporation was organized as a Maryland corporation on July 16, 1993. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for the consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Funds’ shares, to replace its Directors. The Corporation’s Board is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio.

There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Corporation reserves the right to create and issue an unlimited number of series of shares and multiple classes within each series. The shares of each series would participate solely in the assets, earnings, and expenses attributable to that series and the shares of each class would participate equally in the dividends, in respect of the particular class. The shares of each series would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation’s Certificate of Incorporation.

Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders, less any expenses attributable to the class of such shares.

The Corporation sends semiannual and annual reports to all shareholders which include lists of portfolio securities and each Fund’s financial statements. Unless a shareholder otherwise specifically requests in writing, a Fund may send a single copy of prospectuses and reports to shareholders to all accounts at the same address. The shares of each Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, the Funds do not issue certificates evidencing shares.

Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to G.distributors, One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com.

The Corporation will send unaudited reports at least semiannually, and annual reports containing audited financial statements, to all of its shareholders.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended December 31, 2015, including the Report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to each Fund’s 2015 Annual Report to Shareholders. Each Fund’s Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance and other assurance services in connection with certain SEC filings.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR:	NR is assigned to an unrated issuer, obligation and/or program.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s appends numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

Investment Grade

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

N	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. Capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior ability to repay short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)(i)	Articles of Incorporation, as amended, dated July 1, 1993, of the Registrant is incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, as filed with the SEC via Edgar on April 13, 1998 (Accession No. 0000950152-98-003200) (“Post-Effective Amendment No. 8”).

(a)(ii)	Articles of Amendment, dated January 11, 2000, is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement, as filed with the SEC via EDGAR on March 9, 2000 (Accession No. 0000927405-00-000084) (“Post-Effective Amendment No. 11”).

(a)(iii)	Articles Supplementary, dated February 28, 2000, for The Gabelli Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(a)(iv)	Articles Supplementary, dated February 28, 2000, for The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(a)(v)	Articles Supplementary, dated February 28, 2000, for The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(a)(vi)	Articles Supplementary, dated February 28, 2000, for The Gabelli Global Convertible Securities Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(a)(vii)	Articles of Amendment, with respect to The Gabelli Global Growth Fund, dated January 12, 2000, is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement, as filed with the SEC via EDGAR on May 1, 2001 (Accession No. 0000935069-01-500096) (“Post-Effective Amendment No. 12”).

(a)(viii)	Articles Supplementary, dated April 29, 2005, is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, as filed with the SEC via EDGAR on April 29, 2005 (Accession No. 0000935069-05-001063) (“Post-Effective Amendment No. 17”).

(a)(ix)	Articles of Amendment, dated December 23, 2005, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement, as filed with the SEC via EDGAR on May 1, 2006 (Accession No. 0000935069-06-001285).

(a)(x)	Articles of Amendment, dated April 11, 2013, with respect to The Gabelli Global Rising Income and Dividend Fund (formerly known as The GAMCO Vertumnus Fund) is incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on April 15, 2013 (Accession No. 0001193125-13-155193).

(b)	Amended and Restated By-Laws, dated August 19, 2009, are incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, as filed with the SEC via EDGAR on February 26, 2010 (Accession No. 0000950123-10-017797) (“Post-Effective Amendment No. 22”).

(c)	Not Applicable.

(d)(i)	Investment Advisory Agreement between Registrant and Gabelli Funds, Inc., dated September 23, 1993, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund, and The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 8.

(d)(ii)	Amendment No. 1 to Investment Advisory Agreement, dated November 17, 1999, between Registrant and Gabelli Funds, LLC, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund and The Gabelli Global Opportunity Fund (formerly known as The Gabelli Global Growth Fund), is incorporated by reference to Post-Effective Amendment No. 12.

(d)(iii)	Investment Advisory Agreement between Registrant and Gabelli Funds, Inc., dated January 18, 1994, on behalf of The Gabelli Global Interactive Couch Potato(R) Fund, is incorporated by reference to Post-Effective Amendment No. 8.

(d)(iv)	Amendment No. 1 to Investment Advisory Agreement, dated November 17, 1999, between Registrant and Gabelli Funds, LLC, on behalf of The Gabelli Global Interactive Couch Potato(R) Fund, is incorporated by reference to Post-Effective Amendment No. 12.

(d)(v)	Investment Advisory Agreement between Registrant and Gabelli Funds, Inc., dated January 18, 1994, on behalf of The Gabelli Global Rising Income and Dividend Fund (formerly known as The Gabelli Global Convertible Securities Fund), is incorporated by reference to Post-Effective Amendment No. 8.

(d)(vi)	Amendment No. 1 to Investment Advisory Agreement, dated November 17, 1999, between Registrant and Gabelli Funds, LLC, on behalf of The Gabelli Global Rising Income and Dividend Fund (formerly known as The Gabelli Global Convertible Securities Fund), is incorporated by reference to Post-Effective Amendment No. 12.

(d)(vii)	Contractual Management Fee Waiver and Expense Reimbursement Agreement, dated January 1, 2009, with respect to The GAMCO Global Opportunity Fund, is incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement, as filed with the SEC via EDGAR on April 30, 2009 (Accession No. 0000935069-09-001131).

(d)(viii)	Contractual Management Fee Waiver and Expense Reimbursement Agreement, dated November 18, 2009, with respect to The GAMCO Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 22.

(d)(ix)	Contractual Management Fee Waiver and Expense Reimbursement Agreement, dated November 18, 2009, with respect to The Gabelli Global Rising Income and Dividend Fund (formerly known as The GAMCO Global Convertible Securities Fund), is incorporated by reference to Post-Effective Amendment No. 22.

(d)(x)	Expense Deferral Agreement, dated November 18, 2009, with respect to The GAMCO Global Opportunity Fund and The Gabelli Global Rising Income and Dividend Fund (formerly known as The GAMCO Global Convertible Securities Fund), is incorporated by reference to Post-Effective Amendment No. 22.

(d)(xi)	Contractual Management Fee Waiver and Expense Reimbursement Agreement, dated November 16, 2010, with respect to The GAMCO Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on April 29, 2011 (Accession No. 0000950123-11-041908) (“Post-Effective Amendment No. 24”).

(d)(xii)	Contractual Management Fee Waiver and Expense Reimbursement Agreement, dated November 16, 2010, with respect to The Gabelli Global Rising Income and Dividend Fund (formerly known as The GAMCO Global Convertible Securities Fund), is incorporated by reference to Post-Effective Amendment No. 24.

(d)(xiii)	Amended and Restated Expense Deferral Agreement, dated August 25, 2014, with respect to the GAMCO Global Opportunity Fund, the Gabelli Global Rising Income and Dividend Fund, and the GAMCO Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on April 29, 2015 Accession No. 0001193125-15-162343).

(e)(i)	Distribution Agreement between Registrant and G.distributors, LLC, dated August 1, 2011, on behalf of The GAMCO Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on April 27, 2012 Accession No. 0001193125-12-191696) (“Post-Effective Amendment No. 26”).

(e)(ii)	Distribution Agreement between Registrant and G.distributors, LLC, dated August 1, 2011, on behalf of The GAMCO Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 26.

(e)(iii)	Distribution Agreement between Registrant and G.distributors, LLC, dated August 1, 2011, on behalf of The GAMCO Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 26.

(e)(iv)	Distribution Agreement between Registrant and G.distributors, LLC, dated August 1, 2011, on behalf of The Gabelli Global Rising Income and Dividend Fund (formerly known as The GAMCO Vertumnus Fund), is incorporated by reference to Post-Effective Amendment No. 26.

(f)	Not Applicable.

(g)	Amended and Restated Master Custodian Agreement, between the Registrant and State Street Bank & Trust Company, dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement, as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000405) (“Post-Effective Amendment No. 13”).

(h)	Transfer Agency and Service Agreement, dated September 23, 1993, is incorporated by reference to Post-Effective Amendment No. 8.

(i)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP, is incorporated by reference to Post-Effective Amendment No. 11.

(j)(i)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.

(j)(ii)	Powers of Attorney for Mario J. Gabelli, Felix J. Christiana, Anthony J. Colavita, John D. Gabelli, Karl Otto Pöhl, Werner J. Roeder, and Anthonie C. van Ekris, dated November 1, 2000, are incorporated by reference to Post-Effective Amendment No. 12.

(j)(iii)	Powers of Attorney for E. Val Cerutti and Arthur V. Ferrara, dated December 3, 2001, are incorporated by reference to Post-Effective Amendment No. 13.

(j)(iv)	Power of Attorney for Salvatore J. Zizza, dated April 27, 2004, is incorporated by reference to Post-Effective No. 15 to the Registration Statement, as filed with the SEC via EDGAR on April 30, 2004 (Accession No. 0000935069-04-000680).

(k)	Not Applicable.

(l)(i)	Agreements with Initial Shareholder is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, as filed with the SEC on January 5, 1994.

(l)(ii)	Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(iii)	Purchase Agreement, dated February 28, 2000, with respect to Class C Shares of The Gabelli Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(iv)	Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(v)	Purchase Agreement, dated February 28, 2000, with respect to Class C Shares of The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(vi)	Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(vii)	Purchase Agreement, dated February 28, 2000, with respect to Class C Shares of The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(viii)	Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Rising Income and Dividend Fund (formerly known as The Gabelli Global Convertible Securities Fund), is incorporated by reference to Post-Effective Amendment No. 11.

(l)(ix)	Purchase Agreement, dated February 28, 2000, with respect to Class C Shares of The Gabelli Global Rising Income and Dividend Fund (formerly known as The Gabelli Global Convertible Securities Fund), is incorporated by reference to Post-Effective Amendment No. 11.

(m)(1)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA Shares, between Registrant and G.distributors, LLC, dated August 1, 2011, on behalf of The GAMCO Global Telecommunications Fund, The GAMCO Global Growth Fund, The GAMCO Global Opportunity Fund, and The Gabelli Global Rising Income and Dividend Fund (formerly known as The GAMCO Vertumnus Fund), is incorporated by reference to Post-Effective Amendment No. 26.

(m)(2)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares, between Registrant and G.distributors, LLC, dated August 1, 2011, on behalf of The GAMCO Global Telecommunications Fund, The GAMCO Global Growth Fund, The GAMCO Global Opportunity Fund, and The Gabelli Global Rising Income and Dividend Fund (formerly known as The GAMCO Vertumnus Fund), is incorporated by reference to Post-Effective Amendment No. 26.

(m)(3)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares, between Registrant and G.distributors, LLC, dated August 1, 2011, on behalf of The GAMCO Global Telecommunications Fund, The GAMCO Global Growth Fund, The GAMCO Global Opportunity Fund, and The Gabelli Global Rising Income and Dividend Fund (formerly known as The GAMCO Vertumnus Fund), is incorporated by reference to Post-Effective Amendment No. 26.

(n)(i)	Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, with respect to The Gabelli Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 17.

(n)(ii)	Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, with respect to The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 17.

(n)(iii)	Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, with respect to The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 17.

(n)(iv)	Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, with respect to The Gabelli Global Rising Income and Dividend Fund (formerly known as The Gabelli Global Convertible Securities Fund), is incorporated by reference to Post-Effective Amendment No. 17.

(o)	Not Applicable.

(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, Inc., G.distributors LLC, Teton Advisors, Inc., Gabelli Fixed Income LLC, and Gabelli Securities, Inc., dated January 21, 2016, is filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

Subdivision (a) of Section 4.2 of Article IV of Registrant’s Articles of Incorporation, Section 5 of the Investment Advisory Agreements and Section 10 of the Amended and Restated Distribution Agreements are hereby incorporated by reference to Exhibits (a), (d) and (e).

Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the financial adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Incorporation, its By-laws, the Amended and Restated Investment Advisory Agreements, the Administration Agreement and the Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Item 31.			Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years, is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32.			Principal Underwriter

	(a)		G.distributors, LLC (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., Gabelli Gold Fund, Inc, The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Dividend Growth Fund, The Gabelli Money Market Funds, Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value 25 Fund Inc., and The TETON Westwood Funds.

	(b)		The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

	(c)		Not Applicable.

Item 33.			Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

		1.	Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422

		2.	BNY Mellon Investment Servicing (US) Inc. 201 Washington Street Boston, Massachusetts 02108

		3.	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809

		4.	State Street Bank and Trust Company One Heritage Drive North Quincy, Massachusetts 02171

		5.	Boston Financial Data Services, Inc. Two Heritage Drive North Quincy, Massachusetts 02171

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GAMCO GLOBAL SERIES FUNDS, INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 29th day of April, 2016.

GAMCO GLOBAL SERIES FUNDS, INC.

By:	/s/ Bruce N. Alpert
Bruce N. Alpert
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 35 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	Mario J. Gabelli* Mario J. Gabelli	Chairman of the Board	April 29, 2016

	/s/ Bruce N. Alpert Bruce N. Alpert	President (Principal Executive Officer)	April 29, 2016

	/s/ Agnes Mullady Agnes Mullady	Treasurer (Principal Financial and Accounting Officer)	April 29, 2016

	John D. Gabelli* John D. Gabelli	Director	April 29, 2016

	E. Val Cerutti* E. Val Cerutti	Director	April 29, 2016

	Anthony J. Colavita* Anthony J. Colavita	Director	April 29, 2016

	Arthur V. Ferrara* Arthur V. Ferarra	Director	April 29, 2016

	Werner Roeder, MD* Werner Roeder, MD	Director	April 29, 2016

	Anthonie C. van Ekris* Anthonie C. van Ekris	Director	April 29, 2016

	Salvatore J. Zizza* Salvatore J. Zizza	Director	April 29, 2016

*By:	/s/ Bruce N. Alpert
Bruce N. Alpert
Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

28(j)(i)	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm.

28(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, Inc., G.distributors, LLC, Teton Advisors, Inc., Gabelli Fixed Income LLC, and Gabelli Securities, Inc., dated January 21, 2016.